UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21749

CRM Mutual Fund Trust

(Exact name of registrant as specified in charter)

c/o Cramer Rosenthal McGlynn, LLC.

520 Madison Avenue, 20th Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road Suite 400

Wilmington, DE 19808

(Name and address of agent for service)

Copy to:

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code:  212-326-5300

Date of fiscal year end:  June 30

Date of reporting period:  June 30, 2019

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT	June 30, 2019
President’s Message (Unaudited)

Dear Fellow Shareholders:

Global monetary policy was supportive to markets while trade tension added volatility throughout the fiscal year. Economic data was choppy, which challenged corporate earnings outlooks; however, idiosyncratic company change remained healthy and provided a strong backdrop for CRM’s investment style and strategies. As described below, many quantitative and qualitative factors impacted the markets through the fiscal year.

The Federal Reserve (the “Fed”) continued its tightening campaign despite the market turbulence. The Fed Funds target rate increased 25 basis points following the Fed’s September 26, 2018 meeting and, on October 3, 2018, Chairman Powell suggested the Fed was a long way from neutral interest rates. The market took this comment very negatively. The S&P 500® Index1 declined over 5% during the three successive trading days. The Federal Reserve raised its target rate by 25 basis points2 at its December 19, 2018 meeting. Chairman Powell’s commentary was not viewed to be dovish enough during the press conference, as he indicated the Fed’s balance sheet shrinkage was on autopilot. This action and the lack of appreciation of the negative capital markets environment was viewed as a policy error. The S&P 500® Index1 retreated nearly 8% over the next four trading days. The Fed and other global central banks became more dovish as global economic data continued to disappoint throughout the second half of the fiscal year. The Fed’s official statement in June 2019 dropped reference to “patience,” indicating the next move by the Federal Open Market Committee would likely be a rate cut. The yield on the 2-year Treasury note continued to decline, ending June 2019 at 1.74%, compared to the current Fed Funds Upper Bound Target Rate of 2.50%. In addition, the European Central Bank joined the Fed in more accommodative policies, stating it expects to keep interest rates at their present levels at least through the first half of 2020. This global accommodation has led to nearly $13 trillion of negative yielding sovereign debt, up from $7 trillion at the beginning of the year.

The tariff negotiations with China added to the market volatility during the period. Following a dinner at the G20 Summit in Buenos Aires on December 1, 2018, the U.S. and China agreed to refrain from increasing tariffs or imposing new tariffs for 90 days as the two sides work towards a large trade deal. This avoided a January 1, 2019 slated tariff increase by the U.S. on $200 billion of Chinese goods from 10% to 25%, but there were few other definitive agreements reached during the Summit. During the following week, the CFO of Huawei, one of China’s largest and most global private business empires, was arrested in Canada at the request of the U.S. due to investigations into whether Huawei violated sanctions on sales to Iran. This action infuriated China and further disrupted the market. In early May, President Trump increased the tariffs on $200 billion of Chinese goods from 10% to 25% and placed Huawei Technologies on the restricted “entity list” following the failure of negotiations. China responded by increasing tariffs on $60 billion of U.S. goods. These actions triggered a market selloff in May 2019. As the G20 Summit approached at the end of June 2019, the U.S. and China rekindled trade talks, which ultimately resulted in a tentative truce. Trade talks have restarted and, unlike previous periods, no deadlines have been imposed. This thawing of trade tension appears to have led to the market rally in June 2019.

After a healthy return in the first half of 2019, investors should be aware of the issues that could slow or disrupt this rally. A U.S./China trade deal still needs to be completed. Brexit is still a lingering issue particularly

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with uncertain leadership in the U.K. The U.S./Iran relationship has deteriorated as Iran breached the 2015 nuclear deal and oil tankers have been attacked in the Gulf of Oman and Strait of Hormuz. Global economic growth is slowing with PMIs (Purchasing Managers’ Index) continuing to deteriorate. Additionally, political tension in the U.S. is rising as we begin the presidential primaries season.

We remain balanced in our views given the accommodative position of the Federal Reserve and other global central banks and a potential positive resolution to the tariff negotiations, which is offset by slower global economic growth and heightened geopolitical tension around the world. As always, we remain active with new idea generation given the rich levels of corporate change in the marketplace (spin-offs, restructurings, new management, new products, divestitures) and continue to add to existing holdings where we believe value has not yet been recognized by other investors.

The following is a discussion of factors that influenced the performance of each of the CRM Funds during the twelve-month period ended June 30, 2019.

CRM Small Cap Value Fund returned 0.11% and -0.17% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to -6.24% and -3.31% for the Russell 2000® Value Index and the Russell 2000® Index, respectively3. Stock selection in Technology, Producer Durables, Health Care, and Consumer Discretionary drove performance during the period. Leading contributors to performance for this period included (i) Coca-Cola Consolidated, Inc., a bottling and distribution company for Coca-Cola, Inc.; (ii) Black Hills Corporation, a midwestern gas and electric utility; and (iii) LiveRamp Holdings, Inc., a marketing technology company. Coca-Cola Consolidated reported better-than-expected margin and improved disclosure on non-recurring costs. We believe future operating performance will continue to increase based on improved product pricing, as well as a positive mix shift to more specialty packaged products in its acquired territories. There remain multi-year cost savings opportunities based on a newly implemented common IT platform, integrating acquired assets, and any future moderation in the current elevated commodity and logistics costs. Black Hills provided EPS4 guidance for 2019 and 2020, which was more robust than analyst expectations and provided comfort in the long-term earnings growth of the company. Acxiom Corporation, a marketing services and technology company, announced the sale of its marketing services and audience solutions business to Interpublic Group of Companies, Inc. for $2.3 billion, well above analyst expectations. The remaining business, LiveRamp, was in, our view at the time, a highly attractive, fast-growing software company delivering critical technology to programmatic advertisers.

Within the Financial Services sector, the Fund’s stock selection and underweight positioning versus the benchmark was a headwind to performance. Individual holdings that negatively impacted performance included (i) Callon Petroleum Company, a Permian basin-based oil company; (ii) Keane Group, Inc., a well completions services company; and (iii) G-III Apparel Group, Ltd., branded apparel and accessories manufacturer. Callon Petroleum suffered from the dramatic decline in oil prices. While we believe Callon continues to have a strong asset base relative to other small cap oil companies, it is not immune to volatility in oil prices. Keane Group suffered from deteriorating sentiment in the pressure pumping market. Heavy competition has led to stagnating prices and new technology is threatening the residual value of pressure pumping assets. G-III Apparel Group was pressured by the breakdown in trade negotiations with China in early May. In addition, its retail business, which is approximately 20% of sales, continues to be under pressure.

CRM Small/Mid Cap Value Fund returned 2.13% and 1.91% for the Institutional and Investor Share classes, respectively, in the period, as compared to -1.92% and 1.77% for the Russell 2500™ Value Index and the

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Russell 2500™ Index, respectively5. Key drivers of outperformance in the Fund during the fiscal year were stock selection in Producer Durables and Energy. Individual holdings that were leading contributors to performance included (i) Carlisle Companies Incorporated, a diversified industrial company whose primary business manufactures roofing membranes for non-residential applications; (ii) TriNet Group, Inc., a professional employee organization that manages benefits and provides services for health plans; and (iii) Teledyne Technologies, Inc., a diversified manufacturer of highly specialized instrumentation for end markets, which include aerospace and defense, factory automation, specialized medical equipment, and environmental monitoring. Carlisle Companies reported first quarter 2019 earnings exceeding expectations. Fundamentals were strong in its core business, driving positive earnings and free cash flow revisions. TriNet Group reported results that exceeded expectations. The company recently discussed the potential for its worksite employee base to return to growth in the second half of calendar year 2019 after several years of lackluster results on that metric. Teledyne Technologies reported first quarter 2019 earnings ahead of consensus expectations. Additionally, management announced the acquisition of 3M’s gas and flame detection business.

Stock selection in Financial Services and Technology was a headwind to performance during the period. Individual holdings that negatively affected performance included (i) Callon Petroleum Company, a Permian basin-based oil company; (ii) G-III Apparel Group, Ltd., branded apparel and accessories manufacturer; and (iii) Carbonite, Inc., a backup and recovery software provider. Callon Petroleum suffered from the dramatic decline in oil prices. While we believe Callon continues to have a strong asset base relative to other small cap oil companies, it is not immune to volatility in oil prices. G-III Apparel Group was pressured by the breakdown in trade negotiations with China in early May. In addition, its retail business, which is approximately 20% of sales, continues to be under pressure. Carbonite reported disappointing earnings guidance for 2019 while at the same time making a large acquisition. A lack of sales productivity recognized in 4Q18 led management to lower expectations for subscription revenue growth in 2019. The acquisition of Webroot, while potentially accretive, increased balance sheet risk at a time when Carbonite has been experiencing execution challenges.

CRM Mid Cap Value Fund returned 3.61% and 3.39% for the Institutional and Investor Share classes, respectively, in the twelve-month period, as compared to 3.68% and 7.83% for the Russell Midcap® Value Index and the Russell Midcap® Index, respectively6. Strong stock selection in Producer Durables, Health Care, and Materials & Processing provided positive attribution. Individual holdings that contributed positively to performance during the period included (i) Dover Corporation, a diversified industrial company; (ii) Black Hills Corporation, a midwestern gas and electric utility; and (iii) Carlisle Companies Incorporated, a diversified industrial company whose primary business manufactures roofing membranes for non-residential applications. Dover Corporation reported fourth quarter 2018 earnings and provided 2019 earnings guidance above consensus expectations. Black Hills provided EPS guidance for 2019 and 2020, which was more robust than analyst expectations and provided comfort in the long-term earnings growth of the company. Carlisle Companies reported first quarter 2019 earnings exceeding expectations. Fundamentals were strong in its core business, driving positive earnings and free cash flow revisions.

Stock selection in Financial Services and Consumer Discretionary sectors were the main detractors to performance during the period. Holdings that detracted from Fund performance during the first half of the fiscal year included (i) Tiffany & Co., a jewelry manufacturer and retailer; (ii) Parsley Energy, Inc., a Permian basin-based oil company; and (iii) Continental Resources, Inc., a Bakken and Oklahoma-based oil producer. Tiffany & Co. reported weaker-than-expected revenues for the third quarter 2018 driven by slowing Chinese tourist consumption. Parsley Energy provided guidance for its 2019 budget, in which management reduced production expectations and anticipated capital spend. While the budget provided a more capital efficient outlook than expected, the

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significant reduction in oil prices overshadowed the positive news. Continental Resources saw its share price lag with the precipitous fall in oil prices during the period.

CRM All Cap Value Fund returned -0.51% and -0.72% for the Institutional and Investor Share classes, respectively, during the period, as compared to 7.34% and 8.98% for the Russell 3000® Value Index and the Russell 3000® Index, respectively7. Despite the Fund underperforming relative to the benchmark during the period, stock selection in Producer Durables and Materials & Processing was a tailwind to performance. Leading contributors to Fund performance were (i) Danaher Corporation, a leading manufacturer of life science, diagnostics, environmental/applied and dental products; (ii) Microsoft Corporation; and (iii) Air Products & Chemicals, Inc., a producer of industrial atmospheric and specialty gases. Danaher Corporation reported solid results and announced the acquisition of GE Life Sciences Biopharma’s business unit. We believe the business is not only highly strategically aligned with Danaher’s existing Pall bio-processing business but was also acquired at an attractive price. We think the company has provided conservative accretion guidance, despite its having successfully integrated past deals ahead of expectations. In addition, the company plans to spin-off its Dental assets later in 2019 and should continue to generate strong free cash flow ahead of reported earnings. Microsoft reported another very strong quarter in its fiscal third quarter, showing tremendous strength in its commercial business. In addition, management provided preliminary indications of double-digit growth in both revenue and operating margins in 2020. Air Products & Chemicals performed well as investors gained a better understanding of management’s capital deployment strategy. The company previously divested two non-core businesses, leaving it with an under-levered balance sheet. Management is now pursuing large projects and acquisitions that are expected to contribute to differentiated earnings growth in the coming years. At the same time, the company is seeing favorable pricing in its merchant gas business and early signs of a recovery in its liquefied natural gas equipment business.

Negative stock selection across several sectors during the fiscal year, was the key driver of underperformance in the Fund. Individual holdings that negatively impacted performance included (i) DXC Technology Company, a global IT services company; (ii) Tiffany & Co., a jewelry manufacturer and retailer; and (iii) Edgewell Personal Care Company, a manufacturer of personal care products such as Schick and Banana Boat. DXC Technology reduced its revenue expectations for FY19 after the company struggled to quickly hire enough new employees to staff its large backlog of digital business. In addition, some of its legacy application business rolled off faster than expected. The stock ended 2018 trading at 6.5x current year earnings with plenty of financial flexibility and beat top line expectations, which was driven largely by very healthy growth in its digital business, in the first quarter of 2019. Tiffany & Co. reported weaker-than-expected revenues for the third quarter 2018 driven by slowing Chinese tourist consumption. Shares of Edgewell Personal Care were weak as investors waited for further clarity around a recently announced expense reduction program.

CRM Long/Short Opportunities Fund returned -2.18% in the fiscal year as compared to 10.42% for the S&P 500® Index1. During the twelve-month period ended June 30, 2019, our long book contributed to overall performance, with strong contribution from Industrials, Health Care, and Information Technology. The Fund’s short book detracted from performance with much of the negative contribution coming from Industrials and Consumer Discretionary. Consumer Discretionary was a headwind to performance in both the long and short books during the period. In terms of exposure during the period, the Fund averaged approximately 95% gross long, 58% gross short, and 37% net long.

The top contributors in the long portfolio were (i) Microsoft Corporation; (ii) Carlisle Companies Incorporated, a diversified industrial company whose primary business manufactures roofing membranes for non-residential

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applications; and (iii) Danaher Corporation, a leading manufacturer of life science, diagnostics, environmental/applied and dental products. Microsoft reported another very strong quarter in its fiscal third quarter, showing tremendous strength in its commercial business. In addition, management provided preliminary indications of double-digit growth in both revenue and operating margins in 2020. Carlisle Companies reported first quarter 2019 earnings exceeding expectations. Fundamentals were strong in its core business, driving positive earnings and free cash flow revisions. Danaher Corporation reported solid results and announced the acquisition of GE Life Sciences Biopharma’s business unit. We believe the business is not only highly strategically aligned with Danaher’s existing Pall bio-processing business but was also acquired at an attractive price. We think the company has provided conservative accretion guidance, despite its having successfully integrated past deals ahead of expectations. In addition, the company plans to spin-off its Dental assets later in 2019 and should continue to generate strong free cash flow ahead of reported earnings.

Top individual names that negatively impacted the long portfolio included (i) DXC Technology Company, a global IT services company; (ii) Edgewell Personal Care Company, a manufacturer of personal care products such as Schick and Banana Boat; and (iii) EQT Corporation, an Appalachian natural gas producer and pipeline. DXC Technology reduced its revenue expectations for FY19 after the company struggled to quickly hire enough new employees to staff its large backlog of digital business. In addition, some of its legacy application business rolled off faster than expected. The stock ended 2018 trading at 6.5x current year earnings with plenty of financial flexibility and beat top line expectations, which was driven largely by very healthy growth in its digital business, in the first quarter of 2019. Shares of Edgewell Personal Care were weak as investors waited for further clarity around a recently announced expense reduction program. EQT Corporation declined with continuing negative sentiment around natural gas prices and delays in one of its large pipeline projects, the Mountain Valley Pipeline. Permitting issues delayed the pipeline by a year, which in turn significantly increased costs.

Our leading short contributors included (i) a real estate brokerage company; (ii) a commodity chemical company; and (iii) a retail pharmacy operator. A real estate brokerage company declined on weaker quarterly results and guidance indicating continued pressure on splits, higher agent recruitment costs, and loss of share to more nimble tech-focused disrupters. Shares of a commodity chemical company declined alongside the collapse in oil prices and concern that global demand may be decelerating. This company’s primary commodity also faces a wave of new capacity additions that could further pressure margins. A retail pharmacy company saw its stock decline as its near- and longer-term estimates declined on reimbursement and retail profit pressure.

The top detractors in the short portfolio were (i) a defense subsystems contractor; (ii) a manufacturer of telecommunication equipment; and (iii) a global cosmetics company. A defense subsystems contractor appreciated on stronger-than-expected growth from record U.S. defense spending levels and from acquisitions. We believe this trend continues to be at the expense of EBITDA8 margins, which continue to decline. A manufacturer of telecommunication equipment outperformed despite reporting in-line earnings and providing weaker-than-expected second quarter 2019 guidance. A global cosmetics company reported better-than-expected earnings and the stock reacted favorably. In addition, as investors warmed to China, the stock grinded higher.

Sincerely,

Ronald H. McGlynn

Chairman, Cramer Rosenthal McGlynn, LLC

Trustee and President, CRM Mutual Fund Trust

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1S&P 500® is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

2Basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

3Russell 2000® Value Index is the Fund’s benchmark. The Russell 2000® Value Index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged, capitalization weighted index of 2,000 small cap U.S. companies. It is not possible to invest directly in an index.

4Earnings per share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock.

5Russell 2500™ Value Index is the Fund’s benchmark. The Russell 2500™ Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500™ Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index. It is not possible to invest directly in an index.

6Russell Midcap® Value Index is the Fund’s benchmark. The Russell Midcap® Value Index measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents the performance of the 1,000 largest companies in the U.S. equity market. It is not possible to invest directly in an index.

7Russell 3000® Value Index is the Fund’s benchmark. The Russell 3000 ® Value Index measures the performance of those companies in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index is an unmanaged, capitalization weighted index of the 3,000 largest U.S. companies, which represent approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

8Earnings before interest, tax, depreciation, and amortization (EBITDA) is a measure of a company’s operating performance.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. During the period, certain fees and expenses were waived by the Funds’ service providers. Without these waivers, total returns would have been lower. Additional performance figures for the Funds can be found in Comparison of Change in Value section of this report.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings. Opinions expressed herein are as of June 30, 2019 and are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Investments in small and mid capitalization companies generally are more volatile due to limited product lines, fewer capital resources and less depth of management than larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Investments in foreign securities, including emerging markets, involve special risks such as greater social, economic, regulatory, and political uncertainties, and currency fluctuation.

The Long/Short Opportunities Fund will hold long equity securities that the Fund’s adviser has identified as undervalued and take short positions (through short sales) in equity securities that the Fund’s adviser has identified as overvalued or poised for underperformance. Short sales involve significant risks, including the risk that the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Short sales involve borrowing securities and then selling them, which may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow.

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On June 20, 2019, shareholders of CRM Large Cap Opportunity Fund approved the reorganization of CRM Large Cap Opportunity Fund with and into CRM All Cap Value Fund. The reorganization was completed as of the close of business on June 21, 2019 and CRM Large Cap Opportunity Fund was dissolved.

This report must be preceded or accompanied by the current prospectus for the Funds. Before investing, you should carefully read the prospectus and consider the investment objectives, risks, charges and expenses of the Funds. Additional copies of the prospectus may be obtained at www.crmfunds.com or at (800) CRM-2883.

Distributed by ALPS Distributors, Inc.

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CRM FUNDS

CRM SMALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2019

The following information compares the performance of the CRM Small Cap Value Fund (“Fund”) with the performance of the Russell 2000® Index and Russell 2000® Value Index. The Russell 2000® Index is an unmanaged, capitalization-weighted index of 2,000 small capitalization U.S. companies. The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because of the Fund’s focus on smaller capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Small Cap Value Fund — Investor Shares vs. Russell 2000® Index and

Russell 2000® Value Index1

Expense Ratio (per prospectus dated 10/26/18) - 1.14%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

This line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
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CRM FUNDS

CRM SMALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2019

CRM Small Cap Value Fund — Institutional Shares vs. Russell 2000® Index and

Russell 2000® Value Index1

Expense Ratio (per prospectus dated 10/26/18) - 0.90%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
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CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2019

The following information compares the performance of the CRM Small/Mid Cap Value Fund (“Fund”) with the performance of the Russell 2500™ Index and Russell 2500™ Value Index. The Russell 2500™ Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500™ Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents the performance of the 3,000 largest U.S. companies. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because of the Fund’s focus on smaller capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Small/Mid Cap Value Fund — Investor Shares vs. Russell 2500™ Index

and Russell 2500™ Value Index1

Expense Ratio (per prospectus dated 10/26/18) - 1.14%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
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CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2019

CRM Small/Mid Cap Value Fund — Institutional Shares vs. Russell 2500™ Index

and Russell 2500™ Value Index1

Expense Ratio (per prospectus dated 10/26/18) - 0.92%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
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CRM FUNDS

CRM MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2019

The following information compares the performance of the CRM Mid Cap Value Fund (“Fund”) with the performance of the Russell Midcap® Index and Russell Midcap® Value Index. The Russell Midcap® Index measures the performance of 800 of the smallest companies in the Russell 1000® Index. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents the performance of the 3,000 largest U.S. companies. The Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because the Fund invests in mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Mid Cap Value Fund — Investor Shares vs. Russell Midcap® Index and

Russell Midcap® Value Index1

Expense Ratio (per prospectus dated 10/26/18) - 1.12%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
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CRM FUNDS

CRM MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2019

CRM Mid Cap Value Fund — Institutional Shares vs. Russell Midcap® Index and

Russell Midcap® Value Index1

Expense Ratio (per prospectus dated 10/26/18) - 0.92%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

This line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
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CRM FUNDS

CRM ALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2019

The following information compares the performance of the CRM All Cap Value Fund (“Fund”) with the performance of the Russell 3000® Index and the Russell 3000® Value Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies. The Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus exclusively on large capitalization companies, shares of the Fund may be more volatile because, while the Fund may invest in large capitalization companies, the Fund may also invest in small and mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM All Cap Value Fund — Investor Shares vs. Russell 3000® Index and

Russell 3000® Value Index1

Expense Ratios (per prospectus dated 10/26/18, as supplemented on 06/24/19) - Gross: 1.62%   Net: 1.46%3

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.45% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2020.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
14

CRM FUNDS

CRM ALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2019

CRM All Cap Value Fund — Institutional Shares vs. Russell 3000® Index and

Russell 3000® Value Index1

Expense Ratios (per prospectus dated 10/26/18, as supplemented on 06/24/19) - Gross: 1.37% Net: 1.21%3

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.20% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2020.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
15

CRM FUNDS

CRM LONG/SHORT OPPORTUNITIES FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2019

The following information compares the performance of the CRM Long/Short Opportunities Fund (“Fund”) with the performance of the S&P 500® Index. The S&P 500® Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below table and graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund will hold long equity securities that the Fund’s adviser has identified as undervalued and take short positions (through short sales) in equity securities that the Fund’s adviser has identified as overvalued or poised for underperformance. Short sales involve significant risks, including the risk that the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Short sales involve borrowing securities and then selling them, which may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow.

CRM Long/Short Opportunities Fund — Institutional Shares vs. S&P 500® Index1

Expense Ratios (per prospectus dated 10/26/18) - Gross: 2.86%. Net: 2.81%4

[1]	The Fund is professionally managed, while the index is unmanaged and is not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Institutional Shares’ inception on August 16, 2016.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest, dividends and interest expense relating to short sales and acquired fund fees and expenses, exceed 1.60% of average daily net assets of the Fund. The expense limitation is in effect until November 1, 2019.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
16

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited)

DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2019 through June 30, 2019). The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, where applicable, for the six-month period January 1, 2019 to June 30, 2019 and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended June 30, 2019.

The Expense Tables below illustrate your Fund’s expenses in two ways.

•

Actual fund return.    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

•

Hypothetical 5% return.    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs that may be levied by other funds, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.

CRM Funds
17

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited) (Concluded)

For the Six Months Ended June 30, 2019

Expense Table

Fund/Class	Beginning Account Value 01/01/19	Ending Account Value 06/30/19	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

CRM Small Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,777.30	1.14%	$6.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.14	1.14%	$5.71

CRM Small Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,178.50	0.90%	$4.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.33	0.90%	$4.51

CRM Small/Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,178.40	1.16%	$6.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.04	1.16%	$5.81

CRM Small/Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,180.60	0.95%	$5.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.08	0.95%	$4.76

CRM Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,198.20	1.15%	$6.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.09	1.15%	$5.76

CRM Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,199.80	0.96%	$5.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.03	0.96%	$4.81

CRM All Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,170.90	1.49%	$8.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.41	1.49%	$7.45

CRM All Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,171.90	1.24%	$6.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	1.24%	$6.21

CRM Long/Short Opportunities Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,105.50	3.28%	$17.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,008.53	3.28%	$16.33

(1)

The expense ratio for CRM Long/Short Opportunities Fund includes the impact of dividend expense and net interest expense (when applicable), on securities sold short. Excluding such expenses, the ratio of expenses to average net assets would have been 1.60%.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the most recent one-half year period).

CRM Funds
18

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)

PORTFOLIO HOLDINGS

June 30, 2019

The following tables present a summary of the portfolio holdings of each of the CRM Funds as a percentage of their total investments, excluding short-term investments held as collateral for loaned securities.

CRM Small Cap Value Fund - Sector Allocation
Common Stock
Financials	23.6%
Industrials	21.1
Consumer Staples	12.5
Information Technology	9.5
Consumer Discretionary	7.6
Utilities	6.2
Real Estate	5.8
Energy	3.5
Materials	2.4
Communication Services	1.9
Health Care	1.7
Short-Term Investments	4.2

100.0%

CRM Small/Mid Cap Value Fund - Sector Allocation
Common Stock
Industrials	22.4%
Financials	17.4
Information Technology	9.5
Materials	9.1
Health Care	8.5
Real Estate	8.2
Utilities	6.8
Consumer Staples	5.8
Consumer Discretionary	5.2
Energy	4.6
Short-Term Investments	2.5

100.0%

CRM Mid Cap Value Fund - Sector Allocation
Common Stock
Industrials	21.2%
Financials	17.2
Utilities	10.6
Materials	8.8
Consumer Discretionary	8.2
Information Technology	8.1
Real Estate	7.9
Energy	7.2
Health Care	6.0
Consumer Staples	2.4
Short-Term Investments	2.4

100.0%

CRM All Cap Value Fund - Sector Allocation
Common Stock
Industrials	18.3%
Information Technology	15.5
Financials	13.9
Consumer Discretionary	10.9
Health Care	10.1
Real Estate	7.5
Utilities	6.2
Consumer Staples	5.4
Energy	5.2
Materials	2.5
Short-Term Investments	4.5

100.0%

CRM Funds
19

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Concluded)

The following table presents a summary of the portfolio holdings of the CRM Long/Short Opportunities Fund as a percentage of its total net assets.

CRM Long/Short Opportunities Fund - Sector Allocation
Common Stock
Industrials	21.4%
Consumer Discretionary	15.2
Information Technology	14.7
Consumer Staples	8.3
Materials	7.9
Financials	7.1
Health Care	6.9
Real Estate	3.4
Communication Services	3.0
Energy	2.3
Short-Term Investments	12.3
Common Stock Sold Short
Real Estate	(2.4)
Communication Services	(2.4)
Materials	(2.9)
Consumer Staples	(3.3)
Health Care	(7.0)
Financials	(7.6)
Information Technology	(9.3)
Consumer Discretionary	(12.4)
Industrials	(12.7)

42.5%

Portfolio holdings are subject to change at any time.

CRM Funds
20

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2019

Shares		Value

Common Stock — 95.4%
Communication Services — 1.9%
Diversified Telecommunication Services — 1.9%
534,537	Vonage Holdings Corp.[1]	$ 6,056,304

Consumer Discretionary — 7.6%
Consumer Durables & Apparel — 2.4%
265,816	G-III Apparel Group Ltd.[1]	7,820,307

Consumer Services — 5.2%
1,018,507	Regis Corp.[1]	16,907,216

Total Consumer Discretionary		24,727,523

Consumer Staples — 12.4%
Food & Staples Retailing — 4.4%
356,096	Performance Food Group Co.[1]	14,254,523

Food, Beverage & Tobacco — 7.1%
29,691	Coca-Cola Consolidated, Inc.	8,885,032
1,079,127	Cott Corp.[2]	14,406,345

		23,291,377

Household & Personal Products — 0.9%
212,370	elf Beauty, Inc.[1]	2,994,417

Total Consumer Staples		40,540,317

Energy — 3.5%
Energy Equipment & Services — 2.0%
112,560	Apergy Corp.[1]	3,775,262
398,851	Keane Group, Inc.[1]	2,680,279

		6,455,541

Oil, Gas & Consumable Fuels — 1.5%
740,392	Callon Petroleum Co.[1]	4,879,183

Total Energy		11,334,724

Financials — 23.5%
Banks — 18.4%
313,275	Amalgamated Bank — Class A	5,466,649
426,511	Associated Banc-Corp.	9,016,442
246,145	BancorpSouth Bank	7,148,051
84,069	Bank of Hawaii Corp.	6,970,161
240,739	BankUnited, Inc.	8,122,534
624,696	Capitol Federal Financial, Inc.	8,602,064
235,166	Hancock Whitney Corp.	9,420,750
289,250	Oritani Financial Corp.	5,131,295

		59,877,946

Diversified Financials — 2.0%
112,546	Stifel Financial Corp.	6,646,967

Insurance — 3.1%
250,149	Horace Mann Educators Corp.	10,078,503

Total Financials		76,603,416

Health Care — 1.7%
Health Care Equipment & Services — 1.7%
213,885	Natus Medical, Inc.[1]	5,494,706

Shares		Value

Industrials — 21.0%
Capital Goods — 17.9%
100,955	Actuant Corp. — Class A	$2,504,694
183,502	Advanced Drainage Systems, Inc.	6,017,031
99,600	Albany International Corp. — Class A	8,257,836
47,159	Curtiss-Wright Corp.	5,995,324
274,963	JELD-WEN Holding, Inc.[1]	5,837,464
61,692	John Bean Technologies Corp.	7,472,752
242,061	MRC Global, Inc.[1]	4,144,084
926,643	Mueller Water Products, Inc. — Class A	9,099,634
265,432	SPX Corp.[1]	8,764,565

		58,093,384

Commercial & Professional Services — 3.1%
142,804	Clean Harbors, Inc.[1]	10,153,364

Total Industrials		68,246,748

Information Technology—9.5%
Software & Services — 7.8%
91,411	Altair Engineering, Inc. — Class A1	3,692,091
260,469	Amber Road, Inc.[1]	3,401,725
647,346	Brightcove, Inc.[1]	6,687,084
100,160	Envestnet, Inc.[1]	6,847,939
179,630	Tufin Software Technologies Ltd.[1]	4,650,621

		25,279,460

Technology Hardware & Equipment — 1.7%
877,860	Extreme Networks, Inc.[1]	5,679,754

Total Information Technology		30,959,214

Materials — 2.4%
Chemicals — 2.4%
344,491	GCP Applied Technologies, Inc.[1]	7,799,276

Real Estate — 5.7%
Diversified REIT’s — 3.2%
179,147	American Assets Trust, Inc.	8,441,406
206,564	DiamondRock Hospitality Co.	2,135,872

		10,577,278

Office REIT’s — 0.8%
101,660	Corporate Office Properties Trust	2,680,774

Retail REIT’s — 1.7%
199,180	Acadia Realty Trust	5,451,557

Total Real Estate		18,709,609

See accompanying notes to financial statements.		CRM Funds
21

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2019

Shares		Value

Utilities — 6.2%
Gas Utilities — 2.2%
81,184	Southwest Gas Holdings, Inc.	$7,275,710

Multi-Utilities — 4.0%
163,972	Black Hills Corp.	12,817,691

Total Utilities		20,093,401

Total Common Stock (Cost $258,938,294)		310,565,238

Short-Term Investments — 4.2%
6,767,702	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 2.26%[3]	6,767,702
6,767,704	Federated Treasury Obligations Fund — Institutional Series, 2.23%[3]	6,767,704

Total Short-Term Investments (Cost $13,535,406)		13,535,406

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 99.6% (Cost $272,473,700)		324,100,644

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 0.0%
Repurchase Agreements — 0.0%
$106,641	With Nomura Securities International, Inc.: at 2.48%, dated 06/28/19, to be repurchased on 07/01/19, repurchase price $106,663 (collateralized by US Treasury Securities, par values ranging from $0 - $44,433, coupon rates ranging from 0.00% to 3.38%, 07/18/19 - 09/09/49; total market value $108,774)

Total Repurchase Agreements		$106,641

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $106,641)		106,641

Total Investments — 99.6% (Cost $272,580,341)		324,207,285	[4]
Other Assets in Excess of Liabilities — 0.4%		1,142,038

Total Net Assets — 100.0%		$325,349,323

See accompanying notes to financial statements.		CRM Funds
22

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2019

A summary of inputs used to value the Fund’s investments as of June 30, 2019 is as follows (See Note 2 in Notes to Financial Statements):

			Level 2	Level 3
	Investments in	Level 1	Significant	Significant
	Securities	Quoted	Observable	Unobservable
	(Value)	Prices	Inputs	Inputs
Investments in Securities:
Common Stock	$310,565,238	$310,565,238	—	—
Short-Term Investments	13,535,406	13,535,406	—	—
Short-Term Investments Held As Collateral For Loaned Securities	106,641	—	$106,641	—

Total Investments in Securities	$324,207,285	$324,100,644	$106,641	—

There were no transfers into or out of Level 3 related to securities held at June 30, 2019.

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	Rate represents an annualized yield at date of measurement.
[4]

At June 30, 2019, the market value of securities on loan for the CRM Small Cap Value Fund was $101,460. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes to financial statements.	CRM Funds
23

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2019

Shares		Value

Common Stock — 97.5%
Consumer Discretionary — 5.2%
Consumer Durables & Apparel — 2.9%
172,742	G-III Apparel Group Ltd.[1]	$5,082,070
30,793	PVH Corp.	2,914,249

		7,996,319

Consumer Services — 2.3%
122,302	ServiceMaster Global Holdings, Inc.[1]	6,370,711

Total Consumer Discretionary		14,367,030

Consumer Staples — 5.8%
Food & Staples Retailing — 3.4%
233,314	Performance Food Group Co.[1]	9,339,559

Food, Beverage & Tobacco — 2.4%
124,327	TreeHouse Foods, Inc.[1]	6,726,091

Total Consumer Staples		16,065,650

Energy — 4.6%
Energy Equipment & Services — 1.4%
116,354	Apergy Corp.[1]	3,902,513

Oil, Gas & Consumable Fuels — 3.2%
650,045	Callon Petroleum Co.[1]	4,283,797
42,274	Diamondback Energy, Inc.	4,606,598

		8,890,395

Total Energy		12,792,908

Financials — 17.4%
Banks — 9.5%
341,466	Associated Banc-Corp.	7,218,591
179,554	BankUnited, Inc.	6,058,152
197,352	Hancock Whitney Corp.	7,905,921
288,094	TFS Financial Corp.	5,205,859

		26,388,523

Diversified Financials — 1.4%
67,666	Stifel Financial Corp.	3,996,354

Insurance — 6.5%
55,016	American Financial Group, Inc.	5,637,490
50,543	Hanover Insurance Group, Inc. (The)	6,484,667
80,714	Selective Insurance Group, Inc.	6,044,671

		18,166,828

Total Financials		48,551,705

Health Care — 8.5%
Health Care Equipment & Services — 5.4%
14,237	Cooper Cos, Inc. (The)	4,796,303
254,949	Natus Medical, Inc.[1]	6,549,640
24,082	STERIS PLC[2]	3,585,328

		14,931,271

Shares		Value

Health Care — (continued)
Pharmaceuticals, Biotechnology & Life Sciences — 3.1%
27,950	Bio-Rad Laboratories, Inc. — Class A1	$8,736,890

Total Health Care		23,668,161

Industrials — 22.4%
Capital Goods — 12.7%
137,331	Actuant Corp. — Class A	3,407,182
79,713	Carlisle Cos, Inc.	11,192,502
33,070	Curtiss-Wright Corp.	4,204,189
143,830	SPX FLOW, Inc.[1]	6,020,724
20,699	Teledyne Technologies, Inc.[1]	5,668,835
58,821	Xylem, Inc.	4,919,789

		35,413,221

Commercial & Professional Services — 9.7%
486,714	Clarivate Analytics PLC[1,2,3]	7,485,661
124,718	Clean Harbors, Inc.[1]	8,867,450
154,454	TriNet Group, Inc.[1]	10,471,981

		26,825,092

Total Industrials		62,238,313

Information Technology—9.5%
Semiconductors & Semiconductor Equipment — 1.5%
74,122	Cree, Inc.[1]	4,164,174

Software & Services — 3.9%
95,146	CommVault Systems, Inc.[1]	4,721,144
67,501	PTC, Inc.[1]	6,058,890

		10,780,034

Technology Hardware & Equipment — 4.1%
130,152	FLIR Systems, Inc.	7,041,223
83,518	Lumentum Holdings, Inc.[1]	4,460,697

		11,501,920

Total Information Technology		26,446,128

Materials — 9.1%
Chemicals — 9.1%
296,571	GCP Applied Technologies, Inc.[1]	6,714,367
195,105	RPM International, Inc.	11,922,867
89,814	W.R. Grace & Co.	6,835,744

Total Materials		25,472,978

Real Estate — 8.2%
Office REIT’s — 8.2%
160,754	Corporate Office Properties Trust	4,239,083
180,860	Cousins Properties, Inc.	6,541,706
134,526	Douglas Emmett, Inc.	5,359,516
204,354	Equity Commonwealth	6,645,592

Total Real Estate		22,785,897

Utilities — 6.8%
Multi-Utilities — 4.9%
68,118	Black Hills Corp.	5,324,784

See accompanying notes to financial statements.		CRM Funds
24

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2019

Shares		Value

Utilities — (continued)
Multi-Utilities — (continued)
289,555	NiSource, Inc.	$8,339,184

		13,663,968

Water Utilities — 1.9%
45,559	American Water Works Co., Inc.	5,284,844

Total Utilities		18,948,812

Total Common Stock (Cost $211,552,179)		271,337,582

Short-Term Investments — 2.5%
3,530,031	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 2.26%[4]	3,530,031
3,530,033	Federated Treasury Obligations Fund — Institutional Series, 2.23%[4]	3,530,033

Total Short-Term Investments (Cost $7,060,064)		7,060,064

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.0% (Cost $218,612,243)		278,397,646

Principal		Value

Short-Term Investments Held As Collateral For Loaned Securities — 0.3%
Repurchase Agreements — 0.3%
$938,183	With BNP Paribas: at 2.48%, dated 06/28/19, to be repurchased on 07/01/19, repurchase price $938,377 (collateralized by US Treasury Securities, par values ranging from $0 - $92,326, coupon rates ranging from 0.00% to 8.13%, 06/30/19 - 02/15/49; total market value $956,947)
Total Repurchase Agreements		$938,183

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $938,183)		938,183

Total Investments — 100.3% (Cost $219,550,426)		279,335,829	[5]
Liabilities in Excess of Other Assets — (0.3)%		(917,026)

Total Net Assets — 100.0%		$278,418,803

See accompanying notes to financial statements.		CRM Funds
25

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2019

A summary of inputs used to value the Fund’s investments as of June 30, 2019 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stock	$271,337,582	$271,337,582	—	—
Short-Term Investments	7,060,064	7,060,064	—	—
Short-Term Investments Held As Collateral For Loaned Securities	938,183	—	$938,183	—

Total Investments in Securities	$279,335,829	$278,397,646	$938,183	—

There were no transfers into or out of Level 3 related to securities held at June 30, 2019.

[1]	Non-income producing security.
[2]	PLC — Public Limited Company.
[3]	Security partially or fully on loan.
[4]	Rate represents an annualized yield at date of measurement.
[5]

At June 30, 2019, the market value of securities on loan for the CRM Small/Mid Cap Value Fund was $898,192. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes to financial statements.		CRM Funds
26

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2019

Shares		Value

Common Stock — 97.8%
Consumer Discretionary — 8.2%
Consumer Durables & Apparel — 3.4%
64,655	Mohawk Industries, Inc.[1]	$ 9,534,673
62,548	PVH Corp.	5,919,543

		15,454,216

Consumer Services — 3.0%
589,608	Houghton Mifflin Harcourt Co.[1]	3,396,142
203,523	ServiceMaster Global Holdings, Inc.[1]	10,601,513

		13,997,655

Retailing — 1.8%
63,718	Expedia Group, Inc.	8,476,405

Total Consumer Discretionary		37,928,276

Consumer Staples — 2.4%
Food, Beverage & Tobacco — 2.4%
202,635	TreeHouse Foods, Inc.[1]	10,962,554

Energy — 7.2%
Energy Equipment & Services — 1.8%
246,694	Apergy Corp.[1]	8,274,117

Oil, Gas & Consumable Fuels — 5.4%
78,232	Diamondback Energy, Inc.	8,524,941
501,853	Equitrans Midstream Corp.	9,891,523
361,227	Parsley Energy, Inc. — Class A1	6,866,925

		25,283,389

Total Energy		33,557,506

Financials — 17.3%
Banks — 8.8%
453,545	Associated Banc-Corp.	9,587,941
270,148	BancorpSouth Bank	7,845,098
319,169	BankUnited, Inc.	10,768,762
316,922	Hancock Whitney Corp.	12,695,896

		40,897,697

Diversified Financials — 2.6%
123,366	Nasdaq, Inc.	11,864,108

Insurance — 5.9%
68,150	American Financial Group, Inc.	6,983,330
81,652	Hanover Insurance Group, Inc. (The)	10,475,952
131,096	Selective Insurance Group, Inc.	9,817,779

		27,277,061

Total Financials		80,038,866

Health Care — 6.0%
Health Care Equipment & Services — 2.9%
23,126	Cooper Cos, Inc. (The)	7,790,918
39,373	STERIS PLC[2]	5,861,852

		13,652,770

Shares		Value

Health Care — (continued)
Pharmaceuticals, Biotechnology & Life Sciences — 3.1%
45,459	Bio-Rad Laboratories, Inc. — Class A1	$14,210,029

Total Health Care		27,862,799

Industrials — 21.3%
Capital Goods — 15.0%
129,314	AMETEK, Inc.	11,746,884
135,402	Carlisle Cos, Inc.	19,011,795
141,582	Dover Corp.	14,186,516
199,543	SPX FLOW, Inc.[1]	8,352,870
28,696	Teledyne Technologies, Inc.[1]	7,858,974
98,600	Xylem, Inc.	8,246,904

		69,403,943

Commercial & Professional Services — 6.3%
475,220	Clarivate Analytics PLC[1,2,3]	7,308,884
167,709	IHS Markit Ltd.[1]	10,686,417
165,740	TriNet Group, Inc.[1]	11,237,172

		29,232,473

Total Industrials		98,636,416

Information Technology — 8.1%
Semiconductors & Semiconductor Equipment — 2.0%
106,839	Microchip Technology, Inc.[3]	9,262,941

Software & Services — 4.0%
155,347	CommVault Systems, Inc.[1]	7,708,318
120,746	PTC, Inc.[1]	10,838,161

		18,546,479

Technology Hardware & Equipment — 2.1%
183,814	FLIR Systems, Inc.	9,944,338

Total Information Technology		37,753,758

Materials — 8.8%
Chemicals — 7.0%
323,665	RPM International, Inc.	19,779,168
163,912	W.R. Grace & Co.	12,475,342

		32,254,510

Construction Materials — 1.8%
62,270	Vulcan Materials Co.	8,550,294

Total Materials		40,804,804

Real Estate — 7.9%
Office REIT’s — 5.0%
335,288	Cousins Properties, Inc.	12,127,367
346,979	Equity Commonwealth	11,283,757

		23,411,124

Specialized REIT’s — 2.9%
26,402	Equinix, Inc.	13,314,264

Total Real Estate		36,725,388

See accompanying notes to financial statements.		CRM Funds
27

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2019

Shares		Value
Utilities — 10.6%
Gas Utilities — 2.2%
98,415	Atmos Energy Corp.	$10,388,687

Multi-Utilities — 6.0%
179,459	Black Hills Corp.	14,028,310
475,456	NiSource, Inc.	13,693,133

		27,721,443

Water Utilities — 2.4%
95,508	American Water Works Co., Inc.	11,078,928

Total Utilities		49,189,058

Total Common Stock (Cost $350,457,273)		453,459,425

Short-Term Investments — 2.3%
5,462,689	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 2.26%[4]	5,462,689
5,462,690	Federated Treasury Obligations Fund — Institutional Series, 2.23%[4]	5,462,690

Total Short-Term Investments (Cost $10,925,379)		10,925,379

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.1% (Cost $361,382,652)		464,384,804

Principal
Short-Term Investments Held As Collateral For Loaned Securities — 2.7%
Repurchase Agreements — 2.7%
$ 632,859	With Bank of America Securities, Inc.: at 2.48%, dated 06/28/19, to be repurchased on 07/01/19, repurchase price $632,990 (collateralized by US Treasury Securities, par values ranging from $67,432 - $198,767, coupon rates ranging from 0.00% to 1.63%, 07/31/20 - 02/15/49; total market value $645,516)	632,859
3,010,088	With BNP Paribas: at 2.48%, dated 06/28/19, to be repurchased on 07/01/19, repurchase price $3,010,710 (collateralized by US Treasury Securities, par values ranging from $0 - $296,221, coupon rates ranging from 0.00% to 8.13%, 06/30/19 - 02/15/49; total market value $3,070,290)	3,010,088

Principal		Value
Repurchase Agreements — (continued)
$3,010,088	With Credit Agricole CIB: at 2.45%, dated 06/28/19, to be repurchased on 07/01/19, repurchase price $3,010,703 (collateralized by a US Treasury Security, par value of $2,876,046, coupon rate of 0.13%, 04/15/21; total market value $3,070,290)	$3,010,088
3,010,088	With HSBC Securities USA, Inc.: at 2.50%, dated 06/28/19, to be repurchased on 07/01/19, repurchase price $3,010,715 (collateralized by US Treasury Securities, par values ranging from $1,876 - $985,618, coupon rates ranging from 0.00% to 4.38%, 08/15/20 - 11/15/46; total market value $3,070,290)	3,010,088
3,010,088	With JP Morgan Securities LLC: at 2.53%, dated 06/28/19, to be repurchased on 07/01/19, repurchase price $3,010,723 (collateralized by US Treasury Securities, par values ranging from $1,432 - $1,814,907, coupon rates ranging from 0.88% to 1.75%, 07/31/19 - 06/30/22; total market value $3,070,290)	3,010,088

Total Repurchase Agreements		12,673,211

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $12,673,211)		12,673,211

Total Investments — 102.8% (Cost $374,055,863)		477,058,015	[5]
Liabilities in Excess of Other Assets — (2.8)%		(13,192,544)

Total Net Assets — 100.0%		$463,865,471

See accompanying notes to financial statements.		CRM Funds
28

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2019

A summary of inputs used to value the Fund’s investments as of June 30, 2019 is as follows (See Note 2 in Notes to Financial Statements):

			Level 2	Level 3
	Investments in	Level 1	Significant	Significant
	Securities	Quoted	Observable	Unobservable
	(Value)	Prices	Inputs	Inputs
Investments in Securities:
Common Stock	$453,459,425	$453,459,425	—	—
Short-Term Investments	10,925,379	10,925,379	—	—
Short-Term Investments Held As Collateral For Loaned Securities	12,673,211	—	$12,673,211	—

Total Investments in Securities	$477,058,015	$464,384,804	$12,673,211	—

There were no transfers into or out of Level 3 related to securities held at June 30, 2019.

[1]	Non-income producing security.
[2]	PLC — Public Limited Company.
[3]	Security partially or fully on loan.
[4]	Rate represents an annualized yield at date of measurement.
[5]

At June 30, 2019, the market value of securities on loan for the CRM Mid Cap Value Fund was $12,449,677. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes to financial statements.		CRM Funds
29

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2019

Shares		Value

Common Stock — 97.0%
Consumer Discretionary — 11.0%
Consumer Durables & Apparel — 4.7%
26,351	G-III Apparel Group Ltd.[1]	$775,246
9,639	PVH Corp.	912,235

		1,687,481

Consumer Services — 3.3%
69,437	Houghton Mifflin Harcourt Co.[1]	399,957
15,595	ServiceMaster Global Holdings, Inc.[1]	812,344

		1,212,301

Retailing — 3.0%
8,114	Expedia Group, Inc.	1,079,405

Total Consumer Discretionary		3,979,187

Consumer Staples — 5.5%
Food, Beverage & Tobacco — 5.5%
67,989	Cott Corp.	907,653
10,491	Nestle S.A., ADR[2]	1,084,770

Total Consumer Staples		1,992,423

Energy — 5.3%
Energy Equipment & Services — 1.1%
12,294	Apergy Corp.[1]	412,341

Oil, Gas & Consumable Fuels — 4.2%
43,112	Equitrans Midstream Corp.	849,737
33,998	Parsley Energy, Inc. — Class A1	646,302

		1,496,039

Total Energy		1,908,380

Financials — 14.2%
Banks — 8.1%
40,098	Associated Banc-Corp.	847,672
34,401	BankUnited, Inc.	1,160,690
22,865	Hancock Whitney Corp.	915,972

		2,924,334

Diversified Financials — 2.0%
7,419	Nasdaq, Inc.	713,485

Insurance — 4.1%
5,256	American Financial Group, Inc.	538,582
17,506	American International Group, Inc.	932,720

		1,471,302

Total Financials		5,109,121

Health Care — 10.2%
Health Care Equipment & Services — 7.5%
3,160	Anthem, Inc.	891,784
8,237	Danaher Corp.	1,177,232
2,396	Humana, Inc.	635,659

		2,704,675

Shares		Value

Health Care — (continued)
Pharmaceuticals, Biotechnology & Life Sciences — 2.7%
7,126	Johnson & Johnson	$992,509

Total Health Care		3,697,184

Industrials — 18.6%
Capital Goods — 8.8%
8,690	Albany International Corp. — Class A	720,488
6,504	Carlisle Cos, Inc.	913,227
7,993	Dover Corp.	800,898
5,641	United Technologies Corp.	734,458

		3,169,071

Commercial & Professional Services — 9.8%
81,892	Clarivate Analytics PLC[1,3,4]	1,259,499
15,843	IHS Markit Ltd.[1]	1,009,516
18,682	TriNet Group, Inc.[1]	1,266,640

		3,535,655

Total Industrials		6,704,726

Information Technology — 15.7%
Semiconductors & Semiconductor Equipment — 5.2%
2,383	Broadcom, Inc.	685,970
9,660	Cree, Inc.[1]	542,699
7,650	Microchip Technology, Inc.[3]	663,255

		1,891,924

Software & Services — 7.5%
14,031	DXC Technology Co.	773,809
8,679	Microsoft Corp.	1,162,639
8,450	PTC, Inc.[1]	758,472

		2,694,920

Technology Hardware & Equipment — 3.0%
11,442	TE Connectivity Ltd.	1,095,915

Total Information Technology		5,682,759

Materials — 2.6%
Chemicals — 2.6%
4,108	Air Products & Chemicals, Inc.	929,928

Real Estate — 7.6%
Office REIT’s — 4.7%
23,340	Cousins Properties, Inc.	844,208
21,486	Douglas Emmett, Inc.	856,002

		1,700,210

Specialized REIT’s — 2.9%
2,045	Equinix, Inc.	1,031,273

Total Real Estate		2,731,483

Utilities — 6.3%
Electric Utilities — 3.2%
5,695	NextEra Energy, Inc.	1,166,678

See accompanying notes to financial statements.		CRM Funds
30

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2019

Shares		Value

Utilities — (continued)
Gas Utilities — 3.1%
10,440	Atmos Energy Corp.	$1,102,046

Total Utilities		2,268,724

Total Common Stock (Cost $29,743,927)		35,003,915

Short-Term Investments — 4.6%
819,705	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 2.26%[5]	819,705
819,705	Federated Treasury Obligations Fund — Institutional Series, 2.23%[5]	819,705

Total Short-Term Investments (Cost $1,639,410)		1,639,410

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 101.6% (Cost $31,383,337)		36,643,325

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 5.3%
Repurchase Agreements — 5.3%
$1,000,000	With BNP Paribas: at 2.48%, dated 06/28/19, to be repurchased on 07/01/19, repurchase price $1,000,207 (collateralized by US Treasury Securities, par values ranging from $0 - $98,410, coupon rates ranging from 0.00% to 8.13%, 06/30/19 - 02/15/49; total market value $1,020,000)	$1,000,000
924,781	With HSBC Securities USA, Inc.: at 2.50%, dated 06/28/19, to be repurchased on 07/01/19, repurchase price $924,974 (collateralized by US Treasury Securities, par values ranging from $576 - $302,809, coupon rates ranging from 0.00% to 4.38%, 08/15/20 - 11/15/46; total market value $943,277)	924,781

Total Repurchase Agreements		1,924,781

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $1,924,781)		1,924,781

Total Investments — 106.9% (Cost $33,308,118)		38,568,106	[6]
Liabilities in Excess of Other Assets — (6.9)%		(2,496,173)

Total Net Assets — 100.0%		$36,071,933

See accompanying notes to financial statements.		CRM Funds
31

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2019

A summary of inputs used to value the Fund’s investments as of June 30, 2019 is as follows (See Note 2 in Notes to Financial Statements):

			Level 2	Level 3
	Investments in	Level 1	Significant	Significant
	Securities	Quoted	Observable	Unobservable
	(Value)	Prices	Inputs	Inputs
Investments in Securities:
Common Stock	$35,003,915	$35,003,915	—	—
Short-Term Investments	1,639,410	1,639,410	—	—
Short-Term Investments Held As Collateral For Loaned Securities	1,924,781	—	$1,924,781	—

Total Investments in Securities	$38,568,106	$36,643,325	$1,924,781	—

There were no transfers into or out of Level 3 related to securities held at June 30, 2019.

[1]	Non-income producing security.
[2]	ADR — American Depository Receipt.
[3]	Security partially or fully on loan.
[4]	PLC — Public Limited Company.
[5]	Rate represents an annualized yield at date of measurement.
[6]

At June 30, 2019, the market value of securities on loan for the CRM All Cap Value Fund was $1,917,202. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes to financial statements.		CRM Funds
32

CRM FUNDS

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

June 30, 2019

Shares		Value

Common Stock — 90.2%
Communication Services — 3.0%
Media & Entertainment — 3.0%
103,720	Walt Disney Co. (The)	$14,483,461

Consumer Discretionary — 15.2%
Consumer Durables & Apparel — 7.2%
566,200	G-III Apparel Group Ltd.[1,2]	16,657,604
191,040	PVH Corp.[2]	18,080,026

		34,737,630

Consumer Services — 2.9%
265,735	ServiceMaster Global Holdings, Inc.[1]	13,842,136

Retailing — 5.1%
112,450	Expedia Group, Inc.	14,959,223
372,395	LKQ Corp.[1]	9,909,431

		24,868,654

Total Consumer Discretionary		73,448,420

Consumer Staples — 8.3%
Food, Beverage & Tobacco — 8.3%
1,187,855	Cott Corp.	15,857,864
115,905	Nestle S.A., ADR[3]	11,984,577
156,045	Philip Morris International, Inc.[2]	12,254,214

Total Consumer Staples		40,096,655

Energy — 2.3%
Oil, Gas & Consumable Fuels — 2.3%
569,498	Equitrans Midstream Corp.	11,224,806

Financials — 7.1%
Banks — 3.9%
223,727	Associated Banc-Corp.	4,729,589
343,230	Hancock Whitney Corp.	13,749,794

		18,479,383

Insurance — 3.2%
290,555	American International Group, Inc.	15,480,770

Total Financials		33,960,153

Health Care — 6.9%
Health Care Equipment & Services — 6.9%
67,737	Anthem, Inc.[2]	19,116,059
97,227	Danaher Corp.[2]	13,895,683

Total Health Care		33,011,742

Industrials — 21.4%
Capital Goods — 8.3%
86,170	Albany International Corp. — Class A	7,144,354
88,529	Carlisle Cos, Inc.	12,430,357
102,115	Dover Corp.	10,231,923
77,065	United Technologies Corp.	10,033,863

		39,840,497

Shares		Value

Industrials — (continued)
Commercial & Professional Services — 10.1%
882,803	Clarivate Analytics PLC[1,4]	$13,577,510
229,340	Clean Harbors, Inc.[1,2]	16,306,074
280,136	TriNet Group, Inc.[1,2]	18,993,221

		48,876,805

Transportation — 3.0%
65,890	Canadian National Railway Co.	6,093,507
110,610	CSX Corp.[2]	8,557,896

		14,651,403

Total Industrials		103,368,705

Information Technology — 14.7%
Semiconductors & Semiconductor Equipment — 3.5%
33,023	Broadcom, Inc.[2]	9,506,001
130,705	Cree, Inc.[1]	7,343,007

		16,849,008

Software & Services — 9.0%
215,843	DXC Technology Co.[2]	11,903,741
150,395	Microsoft Corp.[2]	20,146,914
129,325	PTC, Inc.[1]	11,608,212

		43,658,867

Technology Hardware & Equipment — 2.2%
109,990	TE Connectivity Ltd.	10,534,842

Total Information Technology		71,042,717

Materials — 7.9%
Chemicals — 7.9%
59,460	Air Products & Chemicals, Inc.[2]	13,459,960
207,495	RPM International, Inc.	12,680,020
157,465	W.R. Grace & Co.[2]	11,984,661

Total Materials		38,124,641

Real Estate — 3.4%
Specialized REIT’s — 3.4%
32,394	Equinix, Inc.	16,335,970

Total Common Stock (Cost $385,852,640)		435,097,270

Short-Term Investments — 12.3%
29,562,554	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 2.26%[5]	$29,562,554
29,562,555	Federated Treasury Obligations Fund — Institutional Series, 2.23%[5]	29,562,555

Total Short-Term Investments (Cost $59,125,109)		59,125,109

Total Investments in Securities — 102.5% (Cost $444,977,749)		494,222,379

See accompanying notes to financial statements.		CRM Funds
33

CRM FUNDS

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2019

Shares		Value

Common Stock Sold Short — (60.0%)
Communication Services — (2.4%)
Media & Entertainment — (2.4%)
(1,200,210)	Cineworld Group PLC[4]	$(3,862,352)
(93,625)	Omnicom Group, Inc.	(7,672,569)

		(11,534,921)

Total Communication Services		(11,534,921)

Consumer Discretionary — (12.4%)
Automobiles & Components — (0.6%)
(206,195)	Garrett Motion, Inc.[1]	(3,165,093)

Consumer Durables & Apparel — (6.2%)
(439,240)	Hanesbrands, Inc.	(7,563,713)
(114,710)	Leggett & Platt, Inc.	(4,401,423)
(43,675)	Ralph Lauren Corp.	(4,961,043)
(125,050)	Skechers U.S.A., Inc. — Class A1	(3,937,825)
(105,395)	VF Corp.	(9,206,253)

		(30,070,257)

Hotels, Restaurants & Leisure — (2.3%)
(77,190)	Cheesecake Factory, Inc. (The)	(3,374,747)
(161,740)	Red Rock Resorts, Inc. — Class A	(3,474,175)
(76,330)	Texas Roadhouse, Inc.	(4,096,631)

		(10,945,553)

Retailing — (3.3%)
(74,800)	Canadian Tire Corp Ltd. — Class A	(8,149,718)
(68,900)	Dollarama, Inc.	(2,423,904)
(61,030)	Murphy USA, Inc.[1]	(5,128,351)

		(15,701,973)

Total Consumer Discretionary		(59,882,876)

Consumer Staples — (3.3%)
Food, Beverage & Tobacco — (1.8%)
(107,472)	Hormel Foods Corp.	(4,356,915)
(39,385)	J.M. Smucker Co. (The)	(4,536,758)

		(8,893,673)

Household & Personal Products — (1.5%)
(38,530)	Estee Lauder Cos, Inc. (The) — Class A	(7,055,228)

Total Consumer Staples		(15,948,901)

Financials — (7.6%)
Banks — (7.6%)
(59,880)	Canadian Imperial Bank of Commerce	(4,704,173)
(236,215)	First Midwest Bancorp, Inc.	(4,835,321)
(486,410)	Fulton Financial Corp.	(7,962,532)
(230,150)	National Bank of Canada	(10,933,245)
(125,390)	UMB Financial Corp.	(8,253,170)

Total Financials		(36,688,441)

Health Care — (7.0%)
Health Care Equipment & Services — (5.0%)
(95,423)	Cardinal Health, Inc.	(4,494,423)

Shares		Value

Health Care — (continued)
Health Care Equipment & Services — (continued)
(120,895)	CVS Health Corp.	$(6,587,569)
(89,230)	LivaNova PLC[1,4]	(6,420,991)
(111,900)	Merit Medical Systems, Inc.[1]	(6,664,764)

		(24,167,747)

Pharmaceuticals, Biotechnology & Life Sciences — (2.0%)
(155,370)	Acorda Therapeutics, Inc.[1]	(1,191,688)
(283,575)	Avantor, Inc.[1]	(5,413,447)
(36,715)	Intercept Pharmaceuticals, Inc.[1]	(2,921,412)

		(9,526,547)

Total Health Care		(33,694,294)

Industrials — (12.7%)
Capital Goods — (8.9%)
(35,960)	Acuity Brands, Inc.	(4,959,244)
(171,770)	Bloom Energy Corp. — Class A1	(2,107,618)
(51,030)	Mercury Systems, Inc.[1]	(3,589,960)
(49,470)	MSC Industrial Direct Co., Inc. — Class A	(3,673,642)
(39,660)	Owens Corning	(2,308,212)
(108,469)	PACCAR, Inc.	(7,772,889)
(51,720)	Rockwell Automation, Inc.	(8,473,288)
(324,785)	Volvo AB — Class B	(5,153,596)
(70,155)	Wabtec Corp.	(5,034,323)

		(43,072,772)

Commercial & Professional Services — (1.3%)
(106,901)	Robert Half International, Inc.	(6,094,426)

Transportation — (2.5%)
(55,425)	CH Robinson Worldwide, Inc.	(4,675,098)
(68,520)	Landstar System, Inc.	(7,399,475)

		(12,074,573)

Total Industrials		(61,241,771)

Information Technology — (9.3%)
Software & Services — (3.7%)
(691,815)	BlackBerry Ltd.[1]	(5,160,940)
(464,780)	Nuance Communications, Inc.[1]	(7,422,537)
(58,765)	Qualys, Inc.[1]	(5,117,256)

		(17,700,733)

Technology Hardware & Equipment — (5.6%)
(67,195)	Badger Meter, Inc.	(4,010,869)
(130,030)	Cisco Systems, Inc.	(7,116,542)
(41,325)	F5 Networks, Inc.[1]	(6,018,160)
(22,205)	Motorola Solutions, Inc.	(3,702,240)
(98,245)	NetApp, Inc.	(6,061,716)

		(26,909,527)

Total Information Technology		(44,610,260)

Materials — (2.9%)
Chemicals — (2.9%)
(35,705)	International Flavors & Fragrances, Inc.	(5,180,439)

See accompanying notes to financial statements.		CRM Funds
34

CRM FUNDS

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2019

Shares		Value

Materials — (continued)
Chemicals — (continued)
(103,872)	LyondellBasell Industries NV — Class A	$(8,946,495)

Total Materials		(14,126,934)

Real Estate — (2.4%)
Diversified REIT’s — (0.3%)
(193,340)	Realogy Holdings Corp.	(1,399,782)

Specialized REIT’s — (2.1%)
(317,440)	Iron Mountain, Inc.	(9,935,872)

Total Real Estate		(11,335,654)

Total Common Stock Sold Short (Proceeds $(296,587,784))		(289,064,052)

Other Assets in Excess of Liabilities — 57.5%		276,892,082

Total Net Assets — 100.0%		$482,050,409

A summary of inputs used to value the Fund’s investments as of June 30, 2019 is as follows (see Note 2 in Notes to Financial Statements):

			Level 2	Level 3
	Investments in	Level 1	Significant	Significant
	Securities	Quoted	Observable	Unobservable
	(Value)	Prices	Inputs	Inputs
Assets:
Investments in Securities:
Common Stock	$435,097,270	$435,097,270	—	—
Short-Term Investments	59,125,109	59,125,109	—	—

Total Assets - Investments in Securities	$494,222,379	$494,222,379	—	—

Liabilities:
Investments in Securities:
Common Stock Sold Short	$(289,064,052)	$(289,064,052)	—	—

Total Liabilities - Investments in Securities	$(289,064,052)	$(289,064,052)	—	—

There were no transfers into or out of Level 3 related to securities held at June 30, 2019.

[1]	Non-income producing security.
[2]	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
[3]	ADR — American Depository Receipt.
[4]	PLC — Public Limited Company.
[5]	Rate represents an annualized yield at date of measurement.

See accompanying notes to financial statements.		CRM Funds
35

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2019

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund
ASSETS:
Investments in securities
Investments in securities, at cost	$272,580,341	$219,550,426	$374,055,863
Net unrealized appreciation	51,626,944	59,785,403	103,002,152

Total investments in securities, at value[1]	324,207,285	279,335,829	477,058,015
Receivable for fund shares sold	206,296	176,688	462,516
Receivable for securities sold	2,031,020	—	—
Dividends and interest receivable	203,805	97,787	70,678
Tax reclaims receivable	—	4,609	—
Other assets	27,326	41,451	43,333

Total assets	326,675,732	279,656,364	477,634,542

LIABILITIES:
Obligation to return securities lending collateral	106,641	938,183	12,673,211
Payable for fund shares redeemed	5,630	34,963	649,365
Payable for securities purchased	900,996	—	—
Accrued advisory fee	197,801	168,703	280,979
Trustees fees	10,079	1,840	3,050
Audit and tax fees	40,528	40,528	40,528
Other accrued expenses	64,734	53,344	121,938

Total liabilities	1,326,409	1,237,561	13,769,071

NET ASSETS	$325,349,323	$278,418,803	$463,865,471

COMPONENTS OF NET ASSETS
Paid-in-capital	$258,617,056	$220,501,813	$364,403,366
Total distributable earnings (loss)	66,732,267	57,916,990	99,462,105

NET ASSETS	$325,349,323	$278,418,803	$463,865,471

NET ASSETS BY SHARE CLASS
Investor Shares	$58,787,156	$24,454,662	$220,014,351
Institutional Shares	266,562,167	253,964,141	243,851,120

NET ASSETS	$325,349,323	$278,418,803	$463,865,471

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Investor Shares	3,833,072	2,151,882	10,366,057
Institutional Shares	14,845,039	21,707,010	11,003,855
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$15.34	$11.36	$21.22
Institutional Shares	$17.96	$11.70	$22.16

[1] Includes securities loaned of:	$101,460	$898,192	$12,449,677

See accompanying notes to financial statements.		CRM Funds
36

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2019

	CRM All Cap Value Fund	CRM Long/Short Opportunities Fund
ASSETS:
Investments in securities
Investments in securities, at cost	$33,308,118	$444,977,749
Net unrealized appreciation	5,259,988	49,244,630

Investments in securities, at value[1]	38,568,106	$494,222,379
Foreign currencies held with broker for securities sold short (cost $0 and $29,791,703, respectively)	—	29,810,439
Cash	—	62,982
Cash pledged with broker for securities sold short	—	256,181,847
Receivable for fund shares sold	530	872,907
Receivable for securities sold	—	2,403,840
Receivable from Adviser	14,152	—
Dividends and interest receivable	28,375	478,112
Tax reclaim receivable	8,268	67,790
Other assets	19,846	46,419

Total assets	38,639,277	784,146,715

LIABILITIES:
Obligation to return securities lending collateral	1,924,781	—
Due to broker denominated in foreign currencies (cost $0 and $3,846,980, respectively)	—	3,915,034
Securities sold short, at value (proceeds $0 and $296,587,784, respectively)	—	289,064,052
Payable for fund shares redeemed	378	904,946
Payable for securities purchased	524,882	6,774,563
Payable for dividends on securities sold short	—	721,359
Accrued advisory fee	—	555,483
Trustees fees	3,971	16,420
Audit and tax fees	42,403	44,569
Other accrued expenses	70,929	99,880

Total liabilities	2,567,344	302,096,306

NET ASSETS	$36,071,933	$482,050,409

COMPONENTS OF NET ASSETS
Paid-in-capital	$30,891,882	$473,362,661
Total distributable earnings (loss)	5,180,051	8,687,748

NET ASSETS	$36,071,933	$482,050,409

NET ASSETS BY SHARE CLASS
Investor Shares	$9,255,695	$—
Institutional Shares	26,816,238	482,050,409

NET ASSETS	$36,071,933	$482,050,409

SHARES OF BENEFICIAL INTEREST OUTSTANDING ($0.01 par value, unlimited authorized shares)
Investor Shares	1,324,718	—
Institutional Shares	3,746,934	46,932,658
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$6.99	$—
Institutional Shares	$7.16	$10.27

[1] Includes securities loaned of:	$1,917,202	$—

See accompanying notes to financial statements.		CRM Funds
37

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2019

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund
INVESTMENT INCOME
Dividends	$4,335,403	$3,874,610	$7,894,612
Securities lending income	7,434	11,105	17,707
Foreign tax withheld	(31,138)	—	—

Total investment income	4,311,699	3,885,715	7,912,319

EXPENSES
Investment advisory fees	2,517,702	2,138,392	3,920,454
Administration and accounting fees	96,943	84,340	139,068
Custody fees	14,262	11,690	20,289
Transfer agent fees	111,156	175,089	273,705
Shareholder reports	8,965	16,715	33,255
Shareholder services - Investor Shares	166,529	68,404	594,807
Trustee fees and expenses	63,494	52,162	95,267
Insurance fees	27,011	23,280	40,551
Registration fees	53,607	42,416	60,157
Audit and tax fees	40,528	40,528	40,528
Legal fees	35,672	30,174	54,853
Other expenses	71,691	59,784	107,633

Total expenses	3,207,560	2,742,974	5,380,567

NET INVESTMENT INCOME	1,104,139	1,142,741	2,531,752

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investments	23,026,654	16,579,267	24,425,658
Net change in unrealized appreciation (depreciation) on:
Investments	(25,476,828)	(12,444,233)	(14,410,303)

Net realized and unrealized gain (loss) on investments	(2,450,174)	4,135,034	10,015,355

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,346,035)	$5,277,775	$12,547,107

See accompanying notes to financial statements.		CRM Funds
38

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2019

	CRM All Cap Value Fund	CRM Long/Short Opportunities Fund
INVESTMENT INCOME
Dividends	$283,557	$7,062,575
Securities lending income	1,383	—
Foreign tax withheld	(2,465)	(94,356)
Net interest income on securities sold short	—	3,347,557

Total investment income	282,475	10,315,776

EXPENSES
Investment advisory fees	164,528	7,758,535
Dividend expense on securities sold short	—	7,378,397
Administration and accounting fees	24,481	139,927
Custody fees	4,047	28,864
Transfer agent fees	38,651	280,096
Shareholder reports	4,016	49,580
Shareholder services - Investor Shares	11,301	—
Trustee fees and expenses	6,606	96,822
Insurance fees	1,409	39,205
Registration fees	35,090	69,124
Audit and tax fees	42,402	44,569
Legal fees	15,957	52,945
Other expenses	5,180	76,660

Total expenses	353,668	16,014,724
Expenses waived/reimbursed	(124,019)	(360,555)

Net expenses	229,649	15,654,169

NET INVESTMENT INCOME (LOSS)	52,826	(5,338,393)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, DERIVATIVES AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	1,329,262	(21,215,437)
Purchased options	—	(335,053)
Swap agreements	—	(3,502,289)
Foreign currency transactions	—	(2,802,255)
Forward foreign currency exchange contracts	—	35,449

Net realized gain (loss)	1,329,262	(27,819,585)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,512,849)	19,619,782
Purchased options	—	205,491
Securities sold short	—	(2,218,457)
Foreign currency transactions	—	1,370,186

Net change in unrealized appreciation (depreciation)	(1,512,849)	18,977,002

Net realized and unrealized gain (loss) on investments, derivatives and foreign currency	(183,587)	(8,842,583)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(130,761)	$(14,180,976)

See accompanying notes to financial statements.		CRM Funds
39

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small Cap Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
NET ASSETS - BEGINNING OF YEAR	$360,541,278	$421,160,967

OPERATIONS
Net investment income	1,104,139	3,248,302
Net realized gain from investments	23,026,654	41,585,295
Net change in unrealized appreciation (depreciation) on investments	(25,476,828)	4,672,731

Net increase (decrease) in net assets resulting from operations	(1,346,035)	49,506,328

DISTRIBUTIONS TO SHAREHOLDERS(a)
Investor Shares	(6,544,754)	(11,132,924)
Institutional Shares	(22,730,701)	(49,281,760)

Total distributions to shareholders	(29,275,455)	(60,414,684)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	2,770,253	11,433,091
Sale of shares - Institutional Shares	25,047,531	49,470,080
Reinvestment of distributions - Investor Shares	6,100,795	10,320,025
Reinvestment of distributions - Institutional Shares	20,367,913	45,902,029
Redemption of shares - Investor Shares	(19,349,078)	(14,022,658)
Redemption of shares - Institutional Shares	(39,507,879)	(152,813,900)

Net decrease from capital share transactions	(4,570,465)	(49,711,333)

Total decrease in net assets	(35,191,955)	(60,619,689)

NET ASSETS - END OF YEAR	$325,349,323	$360,541,278 (b)

During the year ended June 30, 2019, the Fund adopted the SEC’s Disclosure Update and Simplification. Please see Note 14 in the Notes to Financial Statements for more information.

(a) For the year ended June 30, 2018, the Fund had the following distributions:

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Investor Shares		$(340,451)
Institutional Shares		(2,221,781)
Distributions from net realized gains on investments
Investor Shares		(10,792,473)
Institutional Shares		(47,059,979)

Total distributions to shareholders		$(60,414,684)

(b) Includes undistributed net investment income at end of year of $1,266,616.

See accompanying notes to financial statements.		CRM Funds
40

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small/Mid Cap Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
NET ASSETS - BEGINNING OF YEAR	$290,544,042	$490,958,351

OPERATIONS
Net investment income	1,142,741	484,152
Net realized gain from investments	16,579,267	65,594,122
Net change in unrealized appreciation (depreciation) on investments	(12,444,233)	(12,527,719)

Net increase in net assets resulting from operations	5,277,775	53,550,555

DISTRIBUTIONS TO SHAREHOLDERS(a)
Investor Shares	(3,678,402)	(7,529,268)
Institutional Shares	(36,045,503)	(60,656,217)

Total distributions to shareholders	(39,723,905)	(68,185,485)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	6,192,379	3,080,085
Sale of shares - Institutional Shares	43,611,667	36,696,635
Reinvestment of distributions - Investor Shares	3,628,013	7,412,852
Reinvestment of distributions - Institutional Shares	35,954,931	60,606,700
Redemption of shares - Investor Shares	(10,921,444)	(15,262,750)
Redemption of shares - Institutional Shares	(56,144,655)	(278,312,901)

Net increase (decrease) from capital share transactions	22,320,891	(185,779,379)

Total decrease in net assets	(12,125,239)	(200,414,309)

NET ASSETS - END OF YEAR	$278,418,803	$290,544,042

During the year ended June 30 2019, the Fund adopted the SEC’s Disclosure Update and Simplification. Please see Note 14 in the Notes to Financial Statements for more information.

(a) For the year ended June 30, 2018, the Fund had the following distributions:

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized gains on investments
Investor Shares		$(7,529,268)
Institutional Shares		(60,656,217)

Total distributions to shareholders		$(68,185,485)

See accompanying notes to financial statements.		CRM Funds
41

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Mid Cap Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
NET ASSETS - BEGINNING OF YEAR	$555,351,644	$518,686,370

OPERATIONS
Net investment income	2,531,752	3,729,489
Net realized gain from investments	24,425,658	61,513,476
Net change in unrealized appreciation (depreciation) on investments	(14,410,303)	19,407,204

Net increase in net assets resulting from operations	12,547,107	84,650,169

DISTRIBUTIONS TO SHAREHOLDERS(a)
Investor Shares	(20,364,661)	(38,535,812)
Institutional Shares	(24,831,416)	(48,883,989)

Total distributions to shareholders	(45,196,077)	(87,419,801)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	47,316,519	34,631,732
Sale of shares - Institutional Shares	77,994,529	55,345,618
Reinvestment of distributions - Investor Shares	20,139,568	38,022,578
Reinvestment of distributions - Institutional Shares	22,884,192	45,055,446
Redemption of shares - Investor Shares	(75,540,219)	(57,683,787)
Redemption of shares - Institutional Shares	(151,631,792)	(75,936,681)

Net increase (decrease) from capital share transactions	(58,837,203)	39,434,906

Total increase (decrease) in net assets	(91,486,173)	36,665,274

NET ASSETS - END OF YEAR	$463,865,471	$555,351,644 (b)

During the year ended June 30, 2019, the Fund adopted the SEC’s Disclosure Update and Simplification. Please see Note 14 in the Notes to Financial Statements for more information.

(a) For the year ended June 30, 2018, the Fund had the following distributions:

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Investor Shares		$(2,607,178)
Institutional Shares		(3,898,163)
Distributions from net realized gains on investments
Investor Shares		(35,928,634)
Institutional Shares		(44,985,826)

Total distributions to shareholders		$(87,419,801)

(b) Includes undistributed net investment income at end of year of $92,094.

See accompanying notes to financial statements.		CRM Funds
42

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM All Cap Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
NET ASSETS - BEGINNING OF YEAR	$18,775,551	$22,409,645

OPERATIONS
Net investment income	52,826	19,546
Net realized gain from investments	1,329,262	3,701,327
Net change in unrealized appreciation (depreciation) on investments	(1,512,849)	(1,322,223)

Net increase (decrease) in net assets resulting from operations	(130,761)	2,398,650

DISTRIBUTIONS TO SHAREHOLDERS(a)
Investor Shares	(828,727)	(1,180,335)
Institutional Shares	(2,303,511)	(2,012,149)

Total distributions to shareholders	(3,132,238)	(3,192,484)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	297,074	98,425
Sale of shares - Institutional Shares	2,294,167	4,236,733
Shares issued in Reorganization - Investor Shares(b)	4,825,869	—
Shares issued in Reorganization - Institutional Shares(b)	14,019,018	—
Reinvestment of distributions - Investor Shares	756,132	1,138,128
Reinvestment of distributions - Institutional Shares	1,891,414	1,770,278
Redemption of shares - Investor Shares	(431,939)	(4,942,232)
Redemption of shares - Institutional Shares	(3,092,354)	(5,141,592)

Net increase (decrease) from capital share transactions	20,559,381	(2,840,260)

Total increase (decrease) in net assets	17,296,382	(3,634,094)

NET ASSETS - END OF YEAR	$36,071,933	$18,775,551 (c)

During the year ended June 30, 2019, the Fund adopted the SEC’s Disclosure Update and Simplification. Please see Note 14 in the Notes to Financial Statements for more information.

(a) For the year ended June 30, 2018, the Fund had the following distributions:

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized gains on investments
Investor Shares		$(1,180,335)
Institutional Shares		(2,012,149)

Total distributions to shareholders		$(3,192,484)

(b) Please see Note 8 in the Notes to Financial Statements for more information

(c) Includes undistributed net investment income at end of year of $18,248.

See accompanying notes to financial statements.		CRM Funds
43

CRM FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	CRM Long/Short Opportunities Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
NET ASSETS - BEGINNING OF YEAR	$709,302,849	$448,107,848

OPERATIONS
Net investment loss	(5,338,393)	(5,391,487)
Net realized gain (loss) from investments and foreign currency	(27,819,585)	11,354,444
Net change in unrealized appreciation (depreciation) on investments and foreign currency	18,977,002	17,199,091

Net increase (decrease) in net assets resulting from operations	(14,180,976)	23,162,048

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional Shares	(8,320,236)	(1,152,726)

Total distributions to shareholders	(8,320,236)	(1,152,726)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Institutional Shares	129,663,555	353,625,449
Reinvestment of distributions - Institutional Shares	8,297,208	57,474
Redemption of shares - Institutional Shares	(342,711,991)	(114,497,244)

Net increase (decrease) from capital share transactions	(204,751,228)	239,185,679

Total increase (decrease) in net assets	(227,252,440)	261,195,001

NET ASSETS - END OF YEAR	$482,050,409	$709,302,849

During the year ended June 30, 2019, the Fund adopted the SEC’s Disclosure Update and Simplification. Please see Note 14 in the Notes to Financial Statements for more information.

(a) For the year ended June 30, 2018, the Fund had the following distributions:

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized gains on investments
Institutional Shares		$(1,152,726)

Total distributions to shareholders		$(1,152,726)

See accompanying notes to financial statements.		CRM Funds
44

CRM FUNDS

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	CRM Small Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2019	2018	2017	2016	2015
Net Asset Value — Beginning of Year	$17.15	$18.06	$15.86	$19.98	$23.54

Investment operations:
Net investment income (loss)[1]	0.02	0.09 [2]	(0.01)	0.08	— [3]
Net realized and unrealized gain (loss) on investments	(0.22)	1.87	3.54	(0.66)	1.32

Total from investment operations	(0.20)	1.96	3.53	(0.58)	1.32

Distributions to shareholders:
From net investment income	(0.04)	(0.09)	(0.08)	(0.03)	(0.07)
From net realized gains on investments	(1.57)	(2.78)	(1.25)	(3.51)	(4.81)

Total distributions to shareholders	(1.61)	(2.87)	(1.33)	(3.54)	(4.88)

Net Asset Value — End of Year	$15.34	$17.15	$18.06	$15.86	$19.98

Total Return	(0.17)%	11.17%	22.28%	(2.13)%	7.14%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.15%	1.13%	1.15%	1.12%	1.09%
Net investment income (loss)	0.12%	0.52%[2]	(0.07)%	0.50%	0.02%
Portfolio turnover rate	48%	49%	91%	68%	83%
Net Assets at the end of year (000’s omitted)	$58,787	$76,779	$72,472	$61,529	$74,037

[1]	Calculated using the average shares outstanding method.
[2]

For the year ended June 30, 2018, net investment income per share reflects special dividends which amounted to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been (0.22)%.

[3]	Amount represents less than $0.005.

See accompanying notes to financial statements.		CRM Funds
45

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2019	2018	2017	2016	2015
Net Asset Value — Beginning of Year	$19.77	$20.41	$17.78	$21.94	$25.37

Investment operations:
Net investment income[1]	0.07	0.16 [2]	0.03	0.13	0.05
Net realized and unrealized gain (loss) on investments	(0.23)	2.11	3.97	(0.70)	1.45

Total from investment operations	(0.16)	2.27	4.00	(0.57)	1.50

Distributions to shareholders:
From net investment income	(0.08)	(0.13)	(0.12)	(0.08)	(0.12)
From net realized gains on investments	(1.57)	(2.78)	(1.25)	(3.51)	(4.81)

Total distributions to shareholders	(1.65)	(2.91)	(1.37)	(3.59)	(4.93)

Net Asset Value — End of Year	$17.96	$19.77	$20.41	$17.78	$21.94

Total Return	0.11%	11.44%	22.51%	(1.89)%	7.39%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.91%	0.89%	0.91%	0.89%	0.86%
Net investment income	0.38%	0.77%[2]	0.19%	0.70%	0.22%
Portfolio turnover rate	48%	49%	91%	68%	83%
Net Assets at the end of year (000’s omitted)	$266,562	$283,762	$348,689	$376,688	$445,322

[1]	Calculated using the average shares outstanding method.
[2]

For the year ended June 30, 2018, net investment income per share reflects special dividends which amounted to $0.15 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.01%.

See accompanying notes to financial statements.		CRM Funds
46

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2019	2018	2017	2016	2015
Net Asset Value — Beginning of Year	$13.09	$14.54	$12.81	$15.41	$18.66

Investment operations:
Net investment income (loss)[1]	0.03	(0.01)	(0.01)	0.23 [2]	0.07
Net realized and unrealized gain (loss) on investments	(0.01)	2.15	2.04	(1.36)	0.26

Total from investment operations	0.02	2.14	2.03	(1.13)	0.33

Distributions to shareholders:
From net investment income	—	—	(0.30)	—	(0.10)
From net realized gains on investments	(1.75)	(3.59)	—	(1.47)	(3.48)

Total distributions to shareholders	(1.75)	(3.59)	(0.30)	(1.47)	(3.58)

Net Asset Value — End of Year	$11.36	$13.09	$14.54	$12.81	$15.41

Total Return	1.91%	16.75%	15.87%	(6.91)%	3.16%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.15%	1.13%	1.14%	1.12%	1.08%
Net investment income (loss)	0.21%	(0.05)%	(0.05)%	1.75%[2]	0.39%
Portfolio turnover rate	45%	48%	76%	72%	82%
Net Assets at the end of year (000’s omitted)	$24,455	$29,116	$36,626	$53,393	$75,621

[1]	Calculated using the average shares outstanding method.
[2]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.19 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.24%.

See accompanying notes to financial statements.		CRM Funds
47

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2019	2018	2017	2016	2015
Net Asset Value — Beginning of Year	$13.43	$14.80	$13.03	$15.62	$18.93

Investment operations:
Net investment income[1]	0.05	0.02	0.02	0.25 [2]	0.13
Net realized and unrealized gain (loss) on investments	— [3]	2.20	2.08	(1.37)	0.24

Total from investment operations	0.05	2.22	2.10	(1.12)	0.37

Distributions to shareholders:
From net investment income	(0.03)	—	(0.33)	—	(0.20)
From net realized gains on investments	(1.75)	(3.59)	—	(1.47)	(3.48)

Total distributions to shareholders	(1.78)	(3.59)	(0.33)	(1.47)	(3.68)

Net Asset Value — End of Year	$11.70	$13.43	$14.80	$13.03	$15.62

Total Return	2.13%	17.03%	16.19%	(6.74)%	3.41%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.94%	0.91%	0.93%	0.90%	0.87%
Net investment income	0.42%	0.16%	0.13%	1.90%[2]	0.80%
Portfolio turnover rate	45%	48%	76%	72%	82%
Net Assets at the end of year (000’s omitted)	$253,964	$261,428	$454,332	$552,340	$819,957

[1]	Calculated using the average shares outstanding method.
[2]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.19 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.46%.

[3]	Amount represents less than $0.005.

See accompanying notes to financial statements.		CRM Funds
48

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2019	2018	2017	2016	2015
Net Asset Value — Beginning of Year	$22.58	$23.18	$20.80	$28.93	$35.61

Investment operations:
Net investment income[1]	0.08	0.14 [2]	0.13	0.25 [3]	0.15
Net realized and unrealized gain (loss) on investments	0.41	3.57	3.12	(0.51)	1.31

Total from investment operations	0.49	3.71	3.25	(0.26)	1.46

Distributions to shareholders:
From net investment income	(0.04)	(0.29)	— [4]	(0.30)	(0.19)
From net realized gains on investments	(1.81)	(4.02)	(0.87)	(7.57)	(7.95)

Total distributions to shareholders	(1.85)	(4.31)	(0.87)	(7.87)	(8.14)

Net Asset Value — End of Year	$21.22	$22.58	$23.18	$20.80	$28.93

Total Return	3.39%	17.80%	15.93%	1.43%	5.73%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.14%	1.11%	1.15%	1.13%	1.05%
Net investment income	0.37%	0.62%[2]	0.58%	1.11%[3]	0.49%
Portfolio turnover rate	40%	58%	74%	76%	105%
Net Assets at the end of year (000’s omitted)	$220,014	$243,062	$229,541	$357,232	$461,579

[1]	Calculated using the average shares outstanding method.
[2]

For the year ended June 30, 2018, net investment income per share reflects special dividends which amounted to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.04%.

[3]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.20 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.21%.

[4]	Amount represents less than $0.005.

See accompanying notes to financial statements.		CRM Funds
49

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2019	2018	2017	2016	2015
Net Asset Value — Beginning of Year	$23.49	$23.96	$21.46	$29.60	$36.27

Investment operations:
Net investment income[1]	0.13	0.19 [2]	0.15	0.39 [3]	0.22
Net realized and unrealized gain (loss) on investments	0.43	3.71	3.26	(0.60)	1.33

Total from investment operations	0.56	3.90	3.41	(0.21)	1.55

Distributions to shareholders:
From net investment income	(0.08)	(0.35)	(0.04)	(0.36)	(0.27)
From net realized gains on investments	(1.81)	(4.02)	(0.87)	(7.57)	(7.95)

Total distributions to shareholders	(1.89)	(4.37)	(0.91)	(7.93)	(8.22)

Net Asset Value — End of Year	$22.16	$23.49	$23.96	$21.46	$29.60

Total Return	3.61%	18.04%	16.19%	1.61%	5.91%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.94%	0.91%	0.94%	0.95%	0.85%
Net investment income	0.58%	0.82%[2]	0.63%	1.60%[3]	0.70%
Portfolio turnover rate	40%	58%	74%	76%	105%
Net Assets at the end of year (000’s omitted)	$243,851	$312,290	$289,145	$237,351	$736,171

[1]	Calculated using the average shares outstanding method.
[2]

For the year ended June 30, 2018, net investment income per share reflects special dividends which amounted to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.24%.

[3]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.28 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.43%.

See accompanying notes to financial statements.		CRM Funds
50

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2019	2018	2017	2016	2015
Net Asset Value — Beginning of Year	$8.81	$9.28	$8.32	$10.72	$12.99

Investment operations:
Net investment income (loss)[1]	0.01	(0.01)	0.03	0.06	(0.01)
Net realized and unrealized gain (loss) on investments	(0.26)	1.00	1.32	(0.08)	0.51

Total from investment operations	(0.25)	0.99	1.35	(0.02)	0.50

Distributions to shareholders:
From net investment income	—	—	(0.03)	(0.07)	(0.02)
From net realized gains on investments	(1.57)	(1.46)	(0.36)	(2.31)	(2.75)

Total distributions to shareholders	(1.57)	(1.46)	(0.39)	(2.38)	(2.77)

Net Asset Value — End of Year	$6.99	$8.81	$9.28	$8.32	$10.72

Total Return	(0.72)%	11.20%	16.66%	0.87%	5.48%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, excluding waiver/reimbursement	2.20%	1.93%	1.95%	1.76%	1.59%
Net investment income (loss), including waiver/reimbursement	0.12%	(0.07)%	0.36%	0.72%	(0.08)%
Portfolio turnover rate	112%	72%	91%	91%	97%
Net Assets at the end of year (000’s omitted)	$9,256	$4,694	$8,735	$19,708	$23,367

[1]	Calculated using the average shares outstanding method.

See accompanying notes to financial statements.		CRM Funds
51

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2019	2018	2017	2016	2015
Net Asset Value — Beginning of Year	$8.98	$9.40	$8.44	$10.84	$13.10

Investment operations:
Net investment income[1]	0.03	0.01	0.05	0.10	0.02
Net realized and unrealized gain (loss) on investments	(0.27)	1.03	1.33	(0.10)	0.53

Total from investment operations	(0.24)	1.04	1.38	—	0.55

Distributions to shareholders:
From net investment income	(0.01)	—	(0.06)	(0.09)	(0.06)
From net realized gains on investments	(1.57)	(1.46)	(0.36)	(2.31)	(2.75)

Total distributions to shareholders	(1.58)	(1.46)	(0.42)	(2.40)	(2.81)

Net Asset Value — End of Year	$7.16	$8.98	$9.40	$8.44	$10.84

Total Return	(0.51)%	11.63%	16.71%	1.21%	5.82%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, excluding waiver/reimbursement	1.96%	1.68%	1.73%	1.51%	1.35%
Net investment income, including waiver/reimbursement	0.36%	0.18%	0.53%	1.10%	0.17%
Portfolio turnover rate	112%	72%	91%	91%	97%
Net Assets at the end of year (000’s omitted)	$26,816	$14,082	$13,675	$3,620	$6,316

[1]	Calculated using the average shares outstanding method.

See accompanying notes to financial statements.		CRM Funds
52

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Long/Short Opportunities Fund — Institutional Shares
	For the Years Ended June 30,		For the Period August 16, 2016 through
	2019	2018	June 30, 2017[1]
Net Asset Value — Beginning of Period	$10.68	$10.25	$10.00

Investment operations:
Net investment loss[2]	(0.11)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments, derivatives and foreign currency	(0.14)	0.55	0.33

Total from investment operations	(0.25)	0.45	0.25

Distributions to shareholders:
From net realized gains on investments	(0.16)	(0.02)	—

Total distributions to shareholders	(0.16)	(0.02)	—

Net Asset Value — End of Period	$10.27	$10.68	$10.25

Total Return	(2.18)%	4.44%	2.50%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement[3]	3.03%	2.80%	2.44%
Expenses, excluding waiver/reimbursement	3.10%	2.85%	2.59%
Net investment loss, including waiver/reimbursement	(1.03)%	(0.94)%	(0.93)%
Portfolio turnover rate	195%	251%	319%
Net Assets at the end of period (000’s omitted)	$482,050	$709,303	$448,108

[1]	Inception date was August 16, 2016. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
[2]	Calculated using the average shares outstanding method.
[3]

Expense ratio includes the impact of dividend expense and net interest expense (when applicable), on securities sold short. Excluding such expenses, the ratio of expenses to average net assets would have been 1.60% for all periods.

See accompanying notes to financial statements.		CRM Funds
53

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2019

1.

Description of the Funds. CRM Small Cap Value Fund (“Small Cap Value Fund”), CRM Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”), CRM Mid Cap Value Fund (“Mid Cap Value Fund”), CRM All Cap Value Fund (“All Cap Value Fund”) and CRM Long/Short Opportunities Fund (“Long/Short Opportunities Fund”) (each, a “Fund” and collectively, the “Funds”) are series of the CRM Mutual Fund Trust (the “Trust”). The Trust consists of five funds. A shareholder of one series is not deemed to be a shareholder of any other series. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Delaware statutory trust on March 30, 2005.

Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, and All Cap Value Fund: Each Fund offers Investor and Institutional Shares. Each class has different minimum investment requirements, fees and expenses. All classes of shares have identical voting, dividend and liquidation rights. Investor Shares are available to all investors and are subject to a shareholder servicing fee. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined.

Long/Short Opportunities Fund: The Fund offers Institutional Shares. Shares are generally available for purchase and sale by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Initial investments in the Fund are subject to a $10,000,000 minimum per registered investment adviser or qualified financial intermediary.

2.

Significant Accounting Policies. The Funds’ financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Funds are investment companies and follow the accounting and reporting requirements for investment companies under Financial Accounting Standards Board (“FASB”), Accounting Standards Codification Topic 946. The following is a summary of the significant accounting policies of the Funds:

Security Valuation. The Funds value their investment securities based on current market values when such values are available. These prices normally are supplied by a pricing service.

In valuing a Fund’s investment securities, a security listed on the New York Stock Exchange (the “Exchange”) (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Securities that are quoted on the NASDAQ Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the stock market system, but not listed on the national market system, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market.

CRM Funds
54

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2019 (Continued)

Short-term investments with remaining maturities of less than 61 days are valued at amortized cost, provided such amount approximates fair value. A Fund’s currency valuations, if any, are also valued at the close of regular trading on the Exchange. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations provided by a third party pricing service. Option contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded.

Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees of the Trust (the “Board” or “Trustees”). In addition, the Funds may use fair value methodologies if it is determined that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value (“NAV”) is calculated and that may materially affect the value of the security. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on readily available market quotations. A Fund, when using fair value methodologies to price securities, may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security.

The Funds disclose the value of their investments in a hierarchy based on the inputs used to value the investments. The disclosure hierarchy consists of three broad levels:

• Level 1 —	quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. In addition, foreign securities may require revised valuations if the values of the securities are materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. As investments whose values are classified as Level 2 prices may include positions that are not

CRM Funds
55

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2019 (Continued)

traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for comparable companies or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any inputs both individually and in the aggregate that is significant to the fair value measurement. The Funds’ policy is to recognize transfers among levels as of the beginning of the reporting period. A summary of the inputs used to value the Funds’ investments as of June 30, 2019 is included with each Fund’s Schedule of Investments.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of those investments. Such fluctuations are included with the net realized and unrealized gain or loss from investments that are disclosed within each Fund’s statement of operations, as applicable.

Federal Income Taxes. Each Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision has been made.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each of the Fund’s tax positions and has concluded that no provision for U.S. income tax is required in each of the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. On an ongoing basis, management monitors the Funds’ tax positions to determine if any adjustments to its conclusions are necessary.

CRM Funds
56

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2019 (Continued)

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended June 30, 2019, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis for financial reporting purposes. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income and expense are recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

The Funds’ investments in certain countries are subjected to additional capital gain taxes. Such taxes are due upon sale of individual securities. The Funds accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities, as applicable. The Funds held no such securities during the year ended June 30, 2019 in the Funds.

Class Accounting. In calculating the NAV per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Repurchase Agreements. Each Fund (except Long/Short Opportunities Fund) may, through its custodian, receive delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. The Funds’ investment adviser is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

CRM Funds
57

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2019 (Continued)

At June 30, 2019, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

	Repurchase Agreements	Fair Value of Non-cash Collateral Received[1]	Cash Collateral Received	Net Amount[2]
Small Cap Value Fund
Nomura Securities International, Inc.	$ 106,641	$ 106,641	$—	$—

Small/Mid Cap Value Fund
BNP Paribas	$ 938,183	$ 938,183	$—	$—

Mid Cap Value Fund
Bank of America Securities, Inc.	$ 632,859	$ 632,859	$—	$—
BNP Paribas	3,010,088	3,010,088	—	—
Credit Agricole CIB	3,010,088	3,010,088	—	—
HSBC Securities USA, Inc.	3,010,088	3,010,088	—	—
JP Morgan Securities LLC	3,010,088	3,010,088	—	—
	$12,673,211	$12,673,211	$—	$—

All Cap Value Fund
BNP Paribas	$ 1,000,000	$ 1,000,000	$—	$—
HSBC Securities USA, Inc.	924,781	924,781	—	—
	$ 1,924,781	$ 1,924,781	$—	$—

[1]

The value of collateral shown in the table does not reflect value that exceeds the value of the repurchase agreement. Collateral with a value of $108,774, $956,947, $12,926,676 and $1,963,277, respectively, has been received in connection with open repurchase agreements.

[2]	Net exposure represents the receivable (payable) that would be due to (from) the counterparty in an event of default.

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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3.

Advisory Fees and Other Transactions with Affiliates. Cramer Rosenthal McGlynn, LLC (“CRM”) serves as investment adviser to the Funds. CRM receives an advisory fee from Small Cap Value Fund, Small/Mid Cap Value Fund, and Mid Cap Value Fund of 0.75% of each Fund’s first $1 billion of average daily net assets; 0.70% of each Fund’s next $1 billion of average daily net assets; and 0.65% of each Fund’s average daily net assets in excess of $2 billion. For its advisory services to All Cap Value Fund, CRM receives 0.70%. of the Fund’s average daily net assets. Prior to June 24, 2019, for its advisory services to All Cap Value Fund, CRM received 0.95% for the first $1 billion of average daily net assets; 0.90% of the next $1 billion of average daily net assets; and 0.85% in excess of $2 billion of average daily net assets.

CRM has contractually agreed to waive a portion of its fees and assume certain expenses of the Funds to the extent that total annual fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) do not exceed the percentage of average daily net assets as follows:

	Investor Shares	Institutional Shares
Small Cap Value Fund	1.50%	1.25%
Small/Mid Cap Value Fund	1.50%	1.25%
Mid Cap Value Fund	1.50%	1.25%
All Cap Value Fund	1.45%	1.20%

Prior to June 24, 2019, CRM contractually agreed to waive its fees and reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) with respect to All Cap Value Fund in an amount that limited annual operating expenses to not more than 1.50% and 1.25% of average daily net assets for Investor Shares and Institutional Shares, respectively.

For its advisory services to Long/Short Opportunities Fund, CRM receives 1.50% of the Fund’s average daily net assets. CRM has contractually agreed to waive a portion of its fees and assume certain expenses of Long/Short Opportunities Fund to the extent that total annual fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, interest, dividend and interest expenses related to short sales, and acquired fund fees and expenses) do not exceed the percentage of average daily net assets as follows:

Institutional Shares
Long/Short Opportunities Fund	1.60%

The expense limitations are in effect until November 1, 2019 for all the Funds except All Cap Value Fund which is in effect until November 1, 2020. Prior to these dates, the arrangement may be terminated for a class of a Fund only by the vote of the Board of Trustees of the Fund.

CRM provides compliance services to the Trust. The Chief Compliance Officer (“CCO”) is an employee of CRM. The Trust reimburses CRM for the portion of his salary allocated to his duties as the CCO of the Trust at a rate of $75,000 per year which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

Compensation of Trustees and Officers. Except for the CCO of the Funds, trustees and officers of the Funds who are interested persons of CRM, as defined in the 1940 Act, receive no compensation from the Funds.

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Trustees of the Funds who are not interested persons of CRM, as defined in the 1940 Act (each an “Independent Trustee”), receive compensation and reimbursement of expenses. Each Independent Trustee receives aggregate annual compensation from the Trust at an annual rate of $75,000 which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets. Under a Deferred Compensation Plan (the “Plan”) adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee’s deferral account and invested and reinvested in Institutional Shares of one or more of the Funds in the series of the Trust until such amounts are distributed in accordance with the Plan. No Independent Trustee deferred their compensation earned for the year ended June 30, 2019. Trustees’ fees reflected in the accompanying financial statements include total compensation earned, which were paid in cash. Each trustee serves during the continued lifetime of the Funds, or the earlier of when his or her successor is elected or qualified, the officer dies, resigns, is removed or becomes disqualified.

Shareholder Servicing Fees. The Board has adopted a Shareholder Servicing Plan which allows each Fund to obtain, for its Investor Shares, the services of CRM and other qualified financial institutions to act as shareholder servicing agents for its shareholders. Under the Shareholder Servicing Plan, each Fund may pay shareholder servicing agents, including CRM, monthly fees at an annual rate not to exceed 0.25% of the Fund’s average daily net assets attributable to its Investor Shares.

Sub-Transfer Agent Fees. Institutional Shares of each Fund are sold through certain intermediaries that provide accounting, recordkeeping, and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund provided these fees do not exceed the charges the Fund would bear for these services if they were provided directly by the Funds’ transfer agent. CRM, as the Funds’ agent, remits these payments to the intermediaries. In some cases, where the sub-transfer agency fees of an intermediary are greater than the amounts paid to CRM by the Funds for that intermediary, CRM will pay the balance of those fees itself.

4.	Investment Securities Transactions. The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended June 30, 2019, were as follows:

	Purchases	Sales	Short Sales	Purchases to Cover Shorts
Small Cap Value Fund	$153,007,975	$186,325,347	$—	$—
Small/Mid Cap Value Fund	125,243,172	140,968,029	—	—
Mid Cap Value Fund	198,102,600	284,447,064	—	—
All Cap Value Fund	21,775,667	20,128,302	—	—
Long/Short Opportunities Fund	494,340,707	771,412,235	959,239,435	1,065,547,704

5.

Securities Lending Agreement. Each Fund (except Long/Short Opportunities Fund) may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with The Bank of New York Mellon. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 102% of the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund

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on the next business day. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Bank of New York Mellon and the lender retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Funds record securities lending income net of such allocations. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, The Bank of New York Mellon has agreed to pay the amount of the shortfall to the Funds, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by The Bank of New York Mellon, realization and/or retention of the collateral may be subject to legal proceedings.

At June 30, 2019, the following Funds had securities on loan:

	Market Value	Cash Collateral
Small Cap Value Fund	$101,460	$106,641
Small/Mid Cap Value Fund	898,192	938,183
Mid Cap Value Fund*	12,449,677	12,673,211
All Cap Value Fund*	1,917,202	1,924,781

*

Additional cash collateral in the amount of $60,735 and $39,030 was received for Mid Cap Value Fund and All Cap Value Fund, respectively, on July 1, 2019 to satisfy the 102% cash collateral requirement.

6.

Short Sale Transactions. In short sale transactions, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends declared on the security sold short, which is shown as dividend expense in the Statements of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash that has been pledged to secure the Fund’s obligation to cover the short positions is reported separately on the Statements of Assets and Liabilities. The Fund may receive from or pay to the broker the net of the following amounts:

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(i) income on cash collateral held at the broker and (ii) a financing charge to the extent the cash collateral is less than the margin requirement. The net amounts of income or fees are included as interest income or expense, as applicable, on securities sold short in the Statements of Operations.

During the year ended June 30, 2019, Long/Short Opportunities Fund participated in short sale transactions. Non-cash collateral pledged by the Fund is noted in the Schedule of Investments in the amount of $118,808,036.

7.	Capital Share Transactions. Transactions in shares of capital stock for the year ended June 30, 2019 and the year ended June 30, 2018 were as follows:

	For the Year Ended June 30, 2019		For the Year Ended June 30, 2018

	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
Small Cap Value Fund
Sold	174,747	1,418,935	646,813	2,461,668
Issued on reinvestment of distributions	442,086	1,261,952	614,287	2,372,198
Redeemed	(1,261,695)	(2,186,184)	(796,918)	(7,564,065)

Net increase (decrease)	(644,862)	494,703	464,182	(2,730,199)

Small/Mid Cap Value Fund
Sold	488,663	3,489,044	221,402	2,658,437
Issued on reinvestment of distributions	361,716	3,484,005	612,633	4,887,637
Redeemed	(922,343)	(4,735,066)	(1,129,230)	(18,781,100)

Net increase (decrease)	(71,964)	2,237,983	(295,195)	(11,235,026)

Mid Cap Value Fund
Sold	2,187,166	3,592,506	1,580,361	2,395,714
Issued on reinvestment of distributions	1,089,214	1,186,324	1,843,966	2,102,447
Redeemed	(3,674,361)	(7,069,079)	(2,562,951)	(3,273,884)

Net increase (decrease)	(397,981)	(2,290,249)	861,376	1,224,277

All Cap Value Fund
Sold	34,225	332,606	11,241	475,203
Shares issued in Reorganization (See Note 8)	691,766	1,961,994	—	—
Issued on reinvestment of distributions	120,981	295,996	133,740	204,656
Redeemed	(54,867)	(411,919)	(553,534)	(566,265)

Net increase (decrease)	792,105	2,178,677	(408,553)	113,594

Long/Short Opportunities Fund
Sold		12,667,666		33,622,548
Issued on reinvestment of distributions		878,019		5,585
Redeemed		(32,999,308)		(10,970,077)

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	For the Year Ended June 30, 2019		For the Year Ended June 30, 2018
	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
Net increase (decrease)		(19,453,623)		22,658,056

8.

Fund Reorganization. At a special meeting held on June 20, 2019, shareholders of CRM Large Cap Opportunity Fund (the “Acquired Fund”), a series of the Trust, approved an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the Acquired Fund, in exchange for (A) shares of All Cap Value Fund (the “Acquiring Fund”), to be distributed to shareholders of the Acquired Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, and (ii) the subsequent liquidation and dissolution of the Acquired Fund (the “Reorganization”). The Reorganization was consummated through tax-free exchange of shares as of the close of business on June 21, 2019. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at net asset value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The cost and market value of the investments of the Acquired Fund as of the close of business on June 21, 2019 were $14,612,957 and $18,906,565, respectively.

The share transactions associated with the Reorganization are as follows:

	Acquired Fund Net Assets	Acquired Fund Shares Outstanding	Shares Converted to Acquiring Fund	Acquiring Fund Net Assets	Conversion Ratio
Investor Shares	$ 4,825,869	577,509	691,766	$ 4,418,342	1.1978
Institutional Shares	14,019,018	1,674,135	1,961,994	12,751,501	1.1719

The net assets of the Acquiring Fund before the Reorganization were $17,169,843. The net assets of the Acquiring Fund immediately following the Reorganization were $36,014,730.

Assuming the Reorganization had been completed on July 1, 2018, the Acquiring Fund’s pro forma results of operations for the year ended June 30, 2019 (unaudited), would have been as follows:

Net investment income (loss)	$ 923,947
Net realized gain (loss) on investments	4,844,258
Net change in unrealized appreciation (depreciation)	(6,566,971)
Net increase (decrease) in net assets resulting from operations	$ (798,766)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since the Reorganization was consummated on June 21, 2019.

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9.

Federal Tax Information. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as “ordinary income” for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

At June 30, 2019, the following reclassifications were made within the capital accounts to reflect permanent differences relating to the differing book/tax treatment to the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction for income tax purposes and to the differing book/tax treatment of fund reorganization activity.

	Paid-in-capital	Total Distributable Earnings (Loss)
All Cap Value Fund	$101,775	$(101,775)
Long/Short Opportunities Fund	364,545	(364,545)

The tax character of distributions paid during the year ended June 30, 2019 and the year ended June 30, 2018 was as follows:

	Small Cap Value Fund	Small/Mid Cap Value Fund	Mid Cap Value Fund	All Cap Value Fund	Long/Short Opportunities Fund
For the Year Ended June 30, 2019
Ordinary income	$ 8,876,574	$12,713,493	$18,143,713	$ 569,057	$4,122,736
Long-term capital gains	20,398,881	27,010,412	27,052,364	2,563,181	4,197,500
Total distributions	$29,275,455	$39,723,905	$45,196,077	$3,132,238	$8,320,236

For the Year Ended June 30, 2018
Ordinary income	$30,585,652	$ —	$11,380,610	$ 737,723	$1,152,726
Long-term capital gains	29,829,032	68,185,485	76,039,191	2,454,761	—
Total distributions	$60,414,684	$68,185,485	$87,419,801	$3,192,484	$1,152,726

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The components of accumulated earnings (deficit) on a tax basis as of June 30, 2019 were as follows:

	Undistributed ordinary income	Undistributed long-term capital gains	Qualified late year loss deferrals†	Net unrealized appreciation on investments and foreign currency	Total accumulated earnings (deficit)
Small Cap Value Fund	$1,397,587	$17,206,369	$ —	$48,128,311	$66,732,267
Small/Mid Cap Value Fund	—	5,922,468	(1,589,257)	53,583,779	57,916,990
Mid Cap Value Fund	367,357	7,511,256	—	91,583,492	99,462,105
All Cap Value Fund	422,823	693,125	—	4,064,103	5,180,051
Long/Short Opportunities Fund	—	—	(39,225,650)	47,913,398	8,687,748

†

Under federal tax law, qualified late year ordinary and capital losses realized after December 31 and October 31, respectively, may be deferred and treated as occurring on the first day of the following fiscal year.

The difference between book basis and tax basis components of accumulated earnings (deficit) is primarily attributable to tax deferral of wash sales, tax deferral of losses on straddles, and tax deferral of losses on short sale transactions.

The total cost of investments and net unrealized appreciation or depreciation for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, and related gross unrealized appreciation and depreciation of securities held by the Funds as of June 30, 2019 were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation on Investments
Small Cap Value Fund	$276,078,974	$ 64,188,411	$(16,060,100)	$48,128,311
Small/Mid Cap Value Fund	225,752,050	66,597,068	(13,013,289)	53,583,779
Mid Cap Value Fund	385,474,523	115,072,672	(23,489,180)	91,583,492
All Cap Value Fund	34,504,003	5,835,647	(1,771,544)	4,064,103
Long/Short Opportunities Fund	449,810,809	80,309,122	(32,395,724)	47,913,398

10.

Derivative Financial Instruments. Each Fund may, but is not required to, invest in derivative contracts, such as swaps and options on securities and securities indices, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities, including short sales; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. Using swaps, options and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives may increase the volatility of the Fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the Fund. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial

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investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund.

Options. A Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes an option, such option is covered by cash in an amount sufficient to cover the obligation. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

As of June 30, 2019, the Funds did not hold any option contracts.

Forward Foreign Currency Exchange Contracts. A Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

As of June 30, 2019, the Funds did not hold any forward foreign currency exchange contracts.

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Swaps. A Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

As of June 30, 2019, the Funds did not hold any swap contracts.

Collateral Requirements. For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA MA”), the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA MA, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, they bear the risk of loss from a counterparty in the amount

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of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

The following is a summary of the location of derivatives on Long/Short Opportunities Fund’s Statement of Operations for the year ended June 30, 2019:

Location on the Statements of Operations

Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Net realized gain (loss) from: Forward
Forward Foreign Currency	foreign currency exchange contracts
Exchange Contracts
	Net realized gain (loss) from: Purchased	Net change in unrealized appreciation
Equity Contracts	options	(depreciation) on: Purchased options
Net realized gain (loss) from: Swap
agreements

	Net Realized Gain (Loss)

	Total Value	Currency Contracts	Equity Contracts
Forward Foreign Currency Exchange Contracts	$35,449	$35,449	$—
Purchased Options	(335,053)	—	(335,053)
Swap Agreements	(3,502,289)	—	(3,502,289)

	$(3,801,893)	$35,449	$(3,837,342)

	Net Change in Unrealized Appreciation (Depreciation)

	Total Value	Currency Contracts	Equity Contracts
Purchased Options	$205,491	$—	$205,491

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The table below summarizes the average balance of derivative holdings by Long/Short Opportunities Fund during the year ended June 30, 2019. The average balance of derivatives held is indicative of the trading volume of the Long/Short Opportunities Fund.

Long Derivative Volume

Forward Foreign Currency Exchange Contracts	Purchased Option Contracts (Cost)	Swap Contracts (Notional Amount)
$—	$67,768	$—

Short Derivative Volume

Forward Foreign Currency Exchange Contracts	Written Option Contracts	Swap Contracts (Notional Amount)
$—	$—	$9,160,141

In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an ISDA MA or similar agreement with its counterparties. An ISDA MA is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA MA, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA MA typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA MA, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA MA against amounts owed to the Fund by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts. In addition, certain ISDA MA allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA MA, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Offsetting of Financial and Derivative Assets and Liabilities. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

11.

Risks. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by a Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global

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political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

In addition to the risks discussed above, Long/Short Opportunities Fund may also be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that CRM believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately its value recorded in the Statements of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, a Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. A Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option. With exchange-traded options purchased and centrally cleared swaps, there is less counterparty credit risk to a Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

12.

Contractual Obligations. The Funds enter into contracts in the normal course of business that contain a variety of indemnification obligations. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of liability for indemnity claims to be remote.

13.

Temporary Borrowing. Each Fund (except Long/Short Opportunities Fund) participates in a $25 million revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity

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to fund redemptions by shareholders. This line of credit agreement is with the Bank of New York Mellon. Each participating Fund is charged an annual commitment fee, which is allocated across the Funds on the basis of each Fund’s allocation of the entire facility. Each Fund may borrow up to one third of its net assets under the agreement (subject to a maximum of $25 million), except that if a Fund has net assets of less than $100 million, such Fund may borrow up to a maximum of 20% of its net assets. The Funds are charged an annual commitment fee of 0.21%, plus an upfront fee of 0.03%, which is allocated proportionately to each Fund’s borrowing capabilities. For a Fund that utilizes the revolving line of credit, interest will be charged at a rate of 1.25% plus a negotiated alternative base rate, or overnight rate, depending upon the type of loan. The termination date of the credit facility is October 4, 2019. The Funds had no amounts outstanding as of June 30, 2019 or at any time during the year ended June 30, 2019.

14.

Recent Regulatory Updates. In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.

In August 2018, the FASB issued an Accounting Standards Update (“ASU”), an ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

15.

Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds and has determined that the following are the subsequent events that required recognition or disclosure in the financial statements.

On August 21, 2019, all Funds except All Cap Value Fund had their expense limitations renewed until November 1, 2020.

Currently, M&T Bank Corporation (“M&T Bank”) holds an 89.60% interest in Cramer Rosenthal McGlynn LLC (“CRM”), each Fund’s investment adviser, through an indirect wholly-owned subsidiary. CRM’s investment professionals and other senior employees have entered into an agreement to purchase M&T Bank’s ownership interest in CRM (the “Transaction”). Following the completion of the Transaction, CRM will be owned by its investment professionals and other senior employees. The Transaction is expected to be completed in the third quarter of 2019.

Under the Investment Company Act of 1940, the completion of the Transaction will cause the Funds’ investment advisory agreement with CRM to terminate. Accordingly, the Funds’ Board of Trustees has approved a new

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NOTES TO FINANCIAL STATEMENTS — June 30, 2019 (Concluded)

investment advisory agreement for the Funds, which has been submitted to the shareholders of the Funds for their approval.

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CRM FUNDS

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of CRM Mutual Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of CRM Mutual Fund Trust (the “Trust”) (comprising of CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM All Cap Value Fund and CRM Long/Short Opportunities Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of June 30, 2019, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising CRM Mutual Fund Trust at June 30, 2019, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising the CRM Mutual Fund Trust	Statement of operations	Statements of changes in net assets	Financial highlights

CRM Small Cap Value Fund CRM Small/Mid Cap Value Fund CRM Mid Cap Value Fund CRM All Cap Value Fund	For the year ended June 30, 2019	For each of the two years in the period ended June 30, 2019	For each of the five years in the period ended June 30, 2019

CRM Long/Short Opportunities Fund	For the year ended June 30, 2019	For each of the two years in the period ended June 30, 2019	For each of the two years in the period ended June 30, 2019 and the period from August 16, 2016 (commencement of operations) through June 30, 2017

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

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CRM FUNDS

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more CRM Funds’ investment companies since 1996.

Philadelphia, Pennsylvania

August 22, 2019

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CRM FUNDS

TAX INFORMATION (Unaudited)

For the fiscal year ended June 30, 2019, certain dividends may be subject to a maximum tax rate of 20%. For individual shareholders, a percentage of the ordinary income dividends (dividends from net investment income and short-term capital gains, if any) from the Funds qualifies for a maximum tax rate of 20%. Complete information is computed and reported in conjunction with your Form 1099-DIV.

For corporate shareholders, a percentage of the ordinary income dividends from the Funds qualify for the dividends-received deduction.

The percentages of ordinary income dividends which qualify for the maximum tax rate of 20% (“Qualified Dividends”) and the dividends-received deduction are as follows:

	Qualified Dividends	Dividends Received Deduction
Small Cap Value Fund	38.23%	36.27%
Small/Mid Cap Value Fund	20.63%	20.38%
Mid Cap Value Fund	32.28%	31.94%
All Cap Value Fund	41.63%	36.72%
Long/Short Opportunities Fund	100.00%	100.00%

In January 2020, shareholders of the Funds will receive Federal income tax information on all distributions paid to their accounts in calendar year 2019, including any distributions paid between July 1, 2019 and December 31, 2019.

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CRM FUNDS

TRUSTEES AND OFFICERS

INTERESTED TRUSTEE

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served#	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
RONALD H. MCGLYNN, 76*	Trustee, President and Chief Executive Officer	Trustee since 2018, President and Chief Executive Officer since 2005.	Chairman, CRM (since 2005), Chief Executive Officer (1998 - 2011), President and Chief Executive Officer, Cramer Rosenthal McGlynn, Inc. (investment management) (since 1996), CRM Investors, Inc. (investment management) (since 1990), and CRM Alternatives, Inc. (investment management) (since 2001).	5	None

*	Mr. McGlynn is an Interested Trustee because he is the Chairman of CRM.

INDEPENDENT TRUSTEES

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served#	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
F. GREGORY AHERN, 67	Trustee	Since 2017.	Advisory Director, Sard Verbinnen (from January 2017-present); Chief of Public Communications, Financial Industry Regulatory Authority (from 2012-2016).	5	Chairman of Board, Yale New Haven Westerly Hospital Foundation (since 2005).
RODNEY P. WOOD, 59	Trustee	Since 2017.	President, Detroit Lions, Inc. (since 2015); President, Ford Estates, LLC (2007-2015).	5	Director, Silver Lake Advisers (since 2007); Director, Velvel Group (since 2013).

CRM Funds
76

CRM FUNDS

TRUSTEES AND OFFICERS (Concluded)

OFFICERS

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served#	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
MICHELLE KAUFMANN, CPA, 45	Treasurer and Principal Financial Officer	Since 2018.	Vice President and Controller, CRM (since 2013).	N/A	N/A

STEVEN A. YADEGARI, ESQ., 46	Secretary, Chief Legal Officer and Chief Compliance Officer	Since 2005.	Executive Vice President (since 2012), Senior Vice President (2008 - 2011), Chief Legal Officer and Chief Compliance Officer, CRM (since August 2005), Chief Operating Officer, CRM (since 2015).	N/A	N/A

#	Serves during the continued lifetime of the Funds or until he/she earlier dies, resigns or is removed, or if sooner, until the election and qualification of his successor.

CRM Funds
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CRM FUNDS

SHAREHOLDER MEETING RESULTS FOR CRM MUTUAL FUND TRUST (THE “TRUST”)

Fund Reorganization. At a special meeting held on June 20, 2019, shareholders of CRM Large Cap Opportunity Fund (the “Acquired Fund”), a series of the Trust, approved an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the Acquired Fund, in exchange for (A) shares of All Cap Value Fund (the “Acquiring Fund”), to be distributed to shareholders of the Acquired Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, and (ii) the subsequent liquidation and dissolution of the Acquired Fund, as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
To Approve an Agreement and Plan of Reorganization	2,068,234	50,965	0	0

The Reorganization was consummated as of the close of business on June 21, 2019.

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CRM FUNDS

OTHER INFORMATION (Unaudited)

Quarterly Portfolio Schedule

For periods prior to the quarter ending March 31, 2019, the Trust has filed a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Qs are available on the SEC’s website at http://www.sec.gov. Effective March 31, 2019, the Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available of the SEC’s website at http://www.sec.gov.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust’s portfolios is available, without charge and upon request, by calling 800-CRM-2883 and on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge and upon request by calling 800-CRM-2883, and on the SEC’s website listed above.

Statement of Additional Information

The Statement of Additional Information (“SAI”) for the Fund includes additional information about the Trustees and is available upon request, without charge, by calling 800-CRM-2883 or by visiting the Funds’ website at http://www.crmfunds.com.

Privacy Notice

(THIS PRIVACY NOTICE IS BEING DELIVERED WITH THE FUNDS’ SHAREHOLDER REPORT BUT IS NOT DEEMED TO BE A PART OF THE FUNDS’ SHAREHOLDER REPORT)

Set forth below is the policy of CRM Mutual Fund Trust (the “Trust”) concerning the collection and disclosure of non-public personal information regarding investors and prospective investors in the CRM Funds (the “Fund”) who are individuals investing for personal, family, or household purposes. The words “we” and “us” refers to the Trust and the Fund. The words “you” and “your” refers to investors and prospective investors in the Fund who are covered by this policy.

We use administrators, investment managers, custodians, transfer agents, securities brokers, and other third party businesses to conduct many aspects of our business, including processing initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We refer to these third parties below as our “Service Agents.”

As we work together to achieve your investment goals, we will often share with our Service Agents personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the Funds, your banking arrangements, information on your family members, and your social security number. Our Service Agents may also receive these types of information from other firms that assist us in conducting our business. This information is collected in order to properly handle your account.

To protect the security of your personal and financial information, our Service Agents maintain physical, electronic, and procedural safeguards that meet the standards of applicable laws and regulations.

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OTHER INFORMATION (Unaudited) (Concluded)

We may, and we may authorize our Service Agents to, use your personal and financial information and share it with us, other Service Agents, and affiliates of Service Agents in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. We obtain from our Service Agents confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

On occasion, we and our Service Agents may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal, state, and foreign laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us and our Service Agents, including your personal and financial information. We and our Service Agents may make other disclosures to non-affiliated third parties as permitted by law.

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF INVESTMENT ADVISORY AGREEMENT WITH CRM

In order for CRM to remain the Funds’ investment adviser, the Trustees Committee and Board of Trustees of the Trust (the “Board”) must determine annually whether to renew the Investment Advisory Agreement between the Trust and CRM with respect to the Funds. The Board evaluates CRM’s services, performance, personnel, profitability, risk management, compliance programs and other relevant factors throughout the year. In addition, in connection with its review of the Investment Advisory Agreement the Board reviewed and considered materials provided by CRM.

The materials and information reviewed and considered by the Board in connection with its review of the Investment Advisory Agreement included, among other items: (1) a memorandum from independent counsel setting forth the Board’s fiduciary duties under the 1940 Act and state law and the factors the Board should consider in its evaluation of the Investment Advisory Agreement; and (2) reports based on information provided by Morningstar comparing each Fund’s investment performance to the performance of the Fund’s benchmark index and other mutual funds, and comparing each Fund’s investment advisory fee and net expenses to those of other mutual funds. The Board also discussed and considered, with the assistance of independent counsel, reports of and presentations by CRM that described: (i) the nature, extent and quality of CRM’s services provided to the Funds; (ii) the experience and qualifications of the personnel providing those services; (iii) CRM’s investment philosophies and processes; (iv) CRM’s assets under management; (v) the investment advisory fees charged by CRM to the Funds as compared with the fees charged by CRM to other advisory accounts with similar investment objectives and strategies managed by CRM; (vi) CRM’s compliance and risk management procedures; and (vii) an analysis of the profits of CRM related to its services to the Funds. The Board also considered information related to the Funds provided at Board meetings and otherwise received throughout the year.

At the meeting held on June 6, 2019, the Board, including the Independent Trustees voting separately, approved the continuance and renewal of the Investment Advisory Agreement for another year with respect to each Fund.

In considering the continuance and renewal of the Investment Advisory Agreement, the Board considered the following factors, none of which was determinative or controlling, and reached the following conclusions:

Nature, Extent and Quality of Services Provided

The Board considered the nature, extent and quality of services provided by CRM to the Funds. The Board reviewed the quality, size and experience of CRM’s professional portfolio management team. The Board reviewed CRM’s investment approach and research process, including CRM’s capabilities and experience in the development and implementation of its value-oriented investment process. The Board also considered CRM’s compliance programs and compliance record, risk management philosophy, policies and procedures, marketing strategies, CRM’s personnel and the Board’s dealings with CRM. Based on the foregoing, the Board determined that it was satisfied with the nature, extent and quality of the services provided by CRM to the Funds.

Performance Information

In reaching its conclusions, the Board considered the investment performance of each Fund. The Board considered CRM’s focus on achieving long-term performance in a manner consistent with each Fund’s investment objective and investment strategies, as well as CRM’s value-oriented, research driven investment philosophy. The Board

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF INVESTMENT ADVISORY AGREEMENT WITH CRM (Continued)

considered CRM’s experience in implementing its investment philosophy and concluded that this, along with CRM’s overall approach to investing, supported approval of the continuance of the Investment Advisory Agreement. The Board also discussed the information presented in the Board materials which compared each Fund’s performance against a benchmark index and other mutual funds with similar investment objectives and strategies identified by CRM from data provided by Morningstar. The Board considered the following factors in relation to the performance of particular Funds:

Small Cap Value Fund

The Board noted that Investor Shares of Small Cap Value Fund had outperformed the Fund’s benchmark index for the one-year, three-year and five-year periods ended March 31, 2019, and underperformed the Fund’s benchmark index for the ten-year period ended March 31, 2019. The Board noted that Investor Shares of the Fund ranked in the second quartile of funds with similar investment objectives and strategies for the one-year and three-year periods ended March 31, 2019, and ranked in the first quartile for the one-year period ended March 31, 2019. (In all quartile rankings referred to herein, first quartile is most favorable to shareholders. Highest relative performance would be first quartile.)

Small/Mid Cap Value Fund

The Board noted that Investor Shares of Small/Mid Cap Value Fund had outperformed the Fund’s benchmark index for the one-year, three-year and five-year periods ended March 31, 2019, and underperformed the Fund’s benchmark index for the ten-year period ended March 31, 2019. The Board noted that Investor Shares of the Fund ranked in the first quartile of funds with similar investment objectives and strategies for the one-year and three-year periods ended March 31, 2019, and ranked in the third quartile for the five-year period ended March 31, 2019.

Mid Cap Value Fund

The Board noted that Institutional Shares of Mid Cap Value Fund had outperformed the Fund’s benchmark index for the one-year, three-year and five-year periods ended March 31, 2019, and underperformed the Fund’s benchmark index for the ten-year period ended March 31, 2019. The Board noted that Institutional Shares of the Fund ranked in the first quartile of funds with similar investment objectives and strategies for the one-year, three-year and five-year periods ended March 31, 2019.

All Cap Value Fund

The Board noted that Institutional Shares of All Cap Value Fund had underperformed the Fund’s benchmark index for the one-year, three-year and five-year periods ended March 31, 2019. The Board noted that Institutional Shares of the Fund ranked in the fourth quartile of funds with similar investment objectives and strategies for the one-year period ended March 31, 2019, and ranked in the second quartile for the three-year and five-year periods ended March 31, 2019.

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF INVESTMENT ADVISORY AGREEMENT WITH CRM (Continued)

Long/Short Opportunities Fund

The Board noted that the Institutional Shares of Long/Short Opportunities Fund had underperformed the Fund’s benchmark index for the one-year period ended March 31, 2019 and since the Fund’s inception on August 16, 2016. The Board noted that the Institutional Shares of the Fund ranked in the second quartile of funds with similar investment objectives and strategies for the one-year period ended March 31, 2019.

Conclusion as to Investment Performance

The Board determined that it would continue to monitor closely each Fund’s performance, but that the information it considered supported approval of the Investment Advisory Agreement.

Fees and Expenses

In reaching its conclusions, the Board considered the fees and expenses paid by each class of each Fund.

The Board considered the research and analysis conducted by CRM in order to identify investment opportunities for the Funds and attempt to distinguish itself from each Fund’s benchmark. The Board noted that CRM relies heavily on its own proprietary research to implement its value-oriented investment philosophy, and considered CRM’s experience in implementing its value-oriented investment philosophy. In addition, the Board compared the fees paid by each Fund with the fees paid by institutional separate accounts managed by CRM in a similar investment strategy to that of the applicable Fund. The Board noted that, except for Small Cap Value Fund, the investment advisory fees paid by each Fund were generally higher than the management fees paid by the respective institutional separate accounts managed by CRM in a similar investment strategy to the applicable Fund. In comparing the fees paid by the Funds to the fees paid by institutional separate accounts, the Board considered that the costs associated with the management of the Funds generally are greater than those associated with providing investment advisory services to separately-managed accounts. The Board considered the additional complexities involved in the management of the Funds resulting from more frequent and less predictable cash flows and regulatory requirements, among other factors. The Board considered the additional services provided to the Funds that CRM does not perform for its separate account clients, or services that are broader in scope, including oversight of compliance with the regulatory and tax regimes to which the Funds are subject, oversight of third-party service providers, preparation of prospectuses, shareholder reports and other disclosure documents and preparation of materials for Board meetings. The Board also considered the business risks that CRM faces with respect to the Funds, including regulatory and reputational risks with respect to CRM’s investment decisions and compliance oversight on behalf of the Funds, and the substantial entrepreneurial risks that CRM assumes during the initial years of a Fund’s operations. The Board also considered that there may be historical reasons for certain separate account fees, and the element of negotiation in regard to the level of fees paid by CRM’s separate account clients.

The Board also discussed the information presented in the Board materials, which compared the fees and expenses paid by each Fund with the fees and expenses paid by other mutual funds with similar investment objectives and strategies identified by CRM from data provided by Morningstar.

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF INVESTMENT ADVISORY AGREEMENT WITH CRM (Continued)

Small Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for Small Cap Value Fund ranked in the second quartile of funds with similar investment objectives and strategies and assets of $200-500 million. The Board noted that the Fund’s investment advisory fee was lower than both the median and average advisory fee paid by funds with similar investment objectives and strategies and assets of $200-500 million. The Board noted that, based on the information provided, the total net annual operating expenses of Investor Shares of Small Cap Value Fund ranked in the third quartile of funds with similar investment objectives and strategies and assets of $200-500 million. The Board noted that the total net annual operating expenses of Investor Shares of the Fund were higher than both the median and the average net expenses paid by funds with similar investment objectives and strategies.

Small/Mid Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for Small/Mid Cap Value Fund ranked in the second quartile of funds with similar investment objectives and strategies and assets of $100-400 million. The Board noted that the Fund’s investment advisory fee was equal to both the median and the average advisory fee paid by funds with similar investment objectives and strategies and assets of $100-400 million. The Board noted that, based on the information provided, the total net annual operating expenses of Investor Shares of Small/Mid Cap Value Fund ranked in the third quartile of funds with similar investment objectives and strategies and assets of $100-400 million. The Board noted that the total net annual operating expenses of Investor Shares of the Fund were higher than both the median and the average net expenses paid by funds with similar investment objectives and strategies and assets of $100-400 million.

Mid Cap Value Fund

The Board noted that based on the information provided, the investment advisory fee for Mid Cap Value Fund ranked in the second quartile of funds with similar investment objectives and strategies and assets of $300-600 million. The Board noted that the Fund’s investment advisory fee was lower than both the median and the average advisory fee paid by mutual funds with similar investment objectives and strategies and assets of $300-600 million. The Board noted that, based on the information provided, the total net annual operating expenses of Institutional Shares of Mid Cap Value Fund ranked in the second quartile of funds with similar investment objectives and strategies and assets of $300-600 million. The Board noted that the total net annual operating expenses of Institutional Shares of the Fund were lower than both the median and the average net expenses paid by funds with similar investment objectives and strategies and assets of $300-600 million.

All Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for All Cap Value Fund ranked in the second quartile of funds with similar investment objectives and strategies and assets of $10-50 million. The Board noted that the Fund’s current investment advisory fee was equal to the median and higher than the average advisory fees paid by funds with similar investment objectives and strategies and assets of $10-50 million. The Board considered that CRM recently lowered the Fund’s management fee to 0.70% of the Fund’s net assets and that such lower management fee would rank in the first quartile of funds with similar investment objectives and strategies and assets of $10-50 million. The Board noted that, based on the information

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF INVESTMENT ADVISORY AGREEMENT WITH CRM (Continued)

provided, the total net annual operating expenses of Institutional Shares of All Cap Value Fund ranked in the second quartile of funds with similar investment objectives and strategies and assets of $10-50 million. The Board noted that the total net annual operating expenses of Institutional Shares of the Fund were equal to the median and higher than the average net expenses paid by funds with similar investment objectives and strategies and assets of $10-50 million. The Board considered the impact of All Cap Value Fund’s higher than average investment advisory fee and small asset size on the Fund’s expense ratios.

Long/Short Opportunities Fund

The Board noted that, based on the information provided, the investment advisory fee for Long/Short Opportunities Fund ranked in the fourth quartile of funds with similar investment objectives and strategies and assets of $250-750 million. The Board noted that the Fund’s investment advisory fee was higher than the median and average advisory fees paid by funds with similar investment objectives and strategies and assets of $250-750 million. The Board noted that, based on the information provided, the total net annual operating expenses of Institutional Shares of Long/Short Opportunities Fund ranked in the fourth quartile of funds with similar investment objectives and strategies and assets of $250-750 million. The Board noted that the total net annual operating expenses of Institutional Shares of the Fund were higher than both the median and the average net expenses paid by funds with similar investment objectives and strategies and assets of $250-750 million. The Board noted the impact of the Fund’s higher than average investment advisory fee on the Fund’s expense ratio.

Conclusion as to Fees and Expenses

In view of what it understood to be the costs of CRM’s proprietary research and CRM’s experience in implementing its value-oriented investment philosophy, the Board determined that the investment advisory fee paid by each Fund was reasonable in relation to the nature and quality of the services provided by CRM. The Board also indicated it would continue to monitor the Funds’ fees and expenses.

Economies of Scale

The Board considered whether economies of scale would be realized by CRM as each Fund’s assets increased, and the extent to which such economies of scale were reflected in the fees charged under the Investment Advisory Agreement. The Board noted that the Investment Advisory Agreement contains breakpoints that reduce the investment advisory fee rate paid by each Fund on assets above specified levels. The Board concluded that breakpoints were an effective way to share any economies of scale or other efficiencies with Fund shareholders as the Funds grow larger. The Board also noted that expense subsidization, investment by CRM in proprietary research, and CRM’s commitment and resource allocation to the Funds may be relevant in considering the sharing of economies of scale, and that profitability also may be an indicator of the existence of any economies of scale. Accordingly, the Board concluded that economies of scale, if any, were being appropriately shared with the Funds.

Profitability

The Board considered the information provided by CRM regarding CRM’s profitability in relation to the Funds and considered the methodology used by CRM in preparing the profitability information. The Board reviewed

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF INVESTMENT ADVISORY AGREEMENT WITH CRM (Concluded)

the financial results of CRM in relation to the Funds for the year ended December 31, 2018 as well as the 2019 CRM operating budget. The Board considered CRM’s profit margins with respect to the Funds in comparison to the limited industry data available. The Board also considered information regarding compensation provided to CRM personnel as a percentage of CRM’s net revenue, and compared such information to the limited industry data available. The Board noted that the profitability of any adviser was affected by numerous factors, including its organizational structure, method for allocating expenses and the compensation to be paid to its employees, and, accordingly, acknowledged the limitations inherent in any comparison of adviser profitability information. The Board determined that, based on the information provided, the profit to CRM on the fees paid by the Funds was not excessive in view of the nature, quality and extent of services provided.

Other Benefits

The Board considered the other benefits which CRM receives from its relationship with the Funds. They noted that CRM acts as the shareholder servicing agent for Investor Shares of the Funds and receives fees under a shareholder service plan in connection with the services CRM provides or arranges as the Funds’ shareholder servicing agent. The Board considered the fees received by CRM under the shareholder service plan, and the amounts paid by CRM to third party shareholder servicing agents. The Board noted that the amounts paid by CRM to the Funds’ third party shareholder servicing agents since the inception of the Trust exceeded the amounts paid by Investor Shares of the Funds to CRM under the shareholder servicing plan. The Board considered how CRM uses “soft” commission dollars generated by the Funds to pay for research and brokerage services and the ways in which CRM conducts portfolio transactions for the Funds and selects brokers. The Board determined that any other benefits derived by CRM from managing the Funds were reasonable.

General Conclusion

Based on the foregoing considerations, the Board, including the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement, including the fees payable thereunder, are fair and reasonable, and voted to approve the continuance and renewal of the Investment Advisory Agreement.

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ANNUAL REPORT

TRUSTEES

F. Gregory Ahern

Ronald H. McGlynn

Rodney P. Wood

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC

520 Madison Avenue, 20th Floor

New York, NY 10022

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

ADMINISTRATOR & TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

CUSTODIAN

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Investor Information:

800-CRM-2883

www.crmfunds.com

JUNE 30, 2019

CRM SMALL CAP

VALUE FUND

CRM SMALL/MID CAP

VALUE FUND

CRM MID CAP

VALUE FUND

CRM ALL CAP

VALUE FUND

CRM LONG/SHORT

OPPORTUNITIES FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Funds, by calling 800-CRM-2883.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 800-CRM- 2883. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the CRM Funds complex if you invest directly.

This report is authorized for distribution only to shareholders and others who have received current prospectuses of the CRM Funds

Item 2. Code of Ethics.

As of June 30, 2018, the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive and Principal Financial Officers. For the fiscal year ended June 30, 2019, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Trustees Committee. The audit committee financial experts serving on the Registrant’s Trustees Committee are F. Gregory Ahern and Rodney P. Wood, each of whom is “independent,” as defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended June 30, 2019 and June 30, 2018 were $172,605 and $205,955, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $7,500 for 2019, and $0 for 2018.

Tax Fees

(c)

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning during the fiscal years ended June 30, 2019 and June 30, 2018 were $42,751 and $53,861, respectively. These fees related to services consisting of the review of U.S. federal income tax returns, annual excise distribution calculations, India tax compliance services and tax advisory services with regard to foreign equity securities.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2019, and $0 for 2018.

(e)(1)

The Trustees Committee of the Board of Trustees of the Registrant is required to pre-approve the engagement of independent accountants to (i) conduct the annual audit of the series of the Registrant (the “Funds”) and provide their opinion of the Funds’ financial statements, (ii) provide (a) any audit services to the Funds in addition to those described in clause (i) above and (b) non-audit services to the Funds, Cramer Rosenthal McGlynn, LLC (“CRM”) or any entity controlling, controlled by, or under common control with CRM that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. Accordingly, the Registrant’s Trustees Committee pre-approves all audit and non-audit services to be performed by the Registrant’s independent accountant before the accountant is engaged by the Registrant to perform such services.

(e)(2)

There were no services described in paragraphs (b) through (d) of this Item (including services required to be approved by the Trustees Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the Trustees Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years ended June 30, 2019 and June 30, 2018 were $50,251 and $53,861, respectively.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive and Principal Financial Officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are effective based on the evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics for the Registrant’s Principal Executive and Principal Financial Officers described in Item 2 is attached hereto.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        CRM Mutual Fund Trust

By (Signature and Title)*        /s/ Ronald H. McGlynn

                                                  Ronald H. McGlynn, President and Chief Executive Officer

                                                  (Principal Executive Officer)

Date: September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Ronald H. McGlynn

                                                  Ronald H. McGlynn, President and Chief Executive Officer

                                                  (Principal Executive Officer)

Date: September 6, 2019

By (Signature and Title)*        /s/ Michelle Kaufmann

                                                  Michelle Kaufmann, Treasurer

                                                  (Principal Financial Officer)

Date: September 6, 2019

* Print the name and title of each signing officer under his or her signature.